OPPENHEIMER STRATEGIC INCOME FUND
Semiannual Report March 31, 1997


[PHOTO]


"We want
our money to
WORK hard,
but we're
concerned
about risk."



[LOGO]

OPPENHEIMERFUNDS
THE RIGHT WAY TO INVEST

THIS FUND IS FOR PEOPLE WHO WANT HIGH INCOME FROM AN INVESTMENT THAT'S STRATEGICALLY DESIGNED TO LOWER RISK.

       NEWS

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/97:(3)

Class A

    7.94%

Class B

    7.56%

Class C

    7.53%


"THE FUND'S CLASS A SHARES WERE RANKED **** BY MORNINGSTAR MUTUAL FUNDS AMONG 1,172 (3-YEAR) AND 630 (5-YEAR) TAXABLE BOND FUNDS AS OF 3/31/97.(4)


HOW YOUR FUND IS MANAGED

Oppenheimer Strategic Income Fund seeks high current income by strategically allocating its assets among three sectors: U.S. government issues, foreign fixed income securities and higher-yielding, lower-rated corporate bonds. Strategic investing gives the Fund's managers the flexibility to shift assets among three fixed income sectors to capitalize on worldwide investment opportunities. At the same time, allocating the Fund's assets among three distinct fixed income sectors can provide the diversification necessary to lower risk.

PERFORMANCE

Total returns for the six months ended 3/31/97 were 3.47% for Class A shares, 3.07% for Class B shares and 3.28% for Class C shares, without deducting sales charges.(1)

     Your Fund's average annual total returns for Class A shares for the 1- and 5-year periods ended 3/31/97 and since inception on 10/16/89 were 5.08%, 8.43% and 9.98%, respectively. For Class B shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 11/30/92 were 4.48% and 8.57%, respectively. For Class C shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 5/26/95 were 8.47% and 9.98%, respectively.(2)

OUTLOOK

"We expect continued, modest economic growth, but are cautious about too much inflation. And, we remain confident that opportunities exist both domestically and internationally to provide solid performance in 1997."

                               David Negri and Art Steinmetz, Portfolio Managers
                                                                  March 31, 1997


Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
1. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.
2. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1 year) and 2% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.
3. Standardized yield is based on net investment income for the 30-day period ended 3/31/97. Falling net asset values will tend to artificially raise yields.
4. Source: MORNINGSTAR MUTUAL FUNDS, 3/31/97. Morningstar, Inc. ranks mutual funds in broad investment classes, based on risk-adjusted investment return after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. The top 10%: 5 stars. Next 22.5%:4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund's Class A shares are ranked 4 stars (3-year) and 4 stars (5-year), weighted 40% and 60%, respectively, and 4 stars (1-year) among 1,696 funds.


2    Oppenheimer Strategic Income Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Strategic Income Fund


[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Strategic Income Fund


Dear Shareholder,

As we enter the second quarter, we are optimistic regarding the prospects for fixed income investors who maintain a long-term perspective. While U.S. economic policy makers face a considerable challenge in 1997, maintaining the delicate balance between moderate growth and low inflation, we believe current political and economic stability creates a favorable environment for long-term investments. In fact, the current economic trend appears to follow the pattern that emerged in early 1996.

     The similarities between the first few months of 1996 and those of 1997 are striking. In both cases, economic growth was slightly more robust than expected, and many experts were concerned that an overheating economy would generate inflation. On March 18th, as a preemptive move against inflation, Federal Reserve Board Chairman Alan Greenspan raised short-term interest rates by a modest amount. This was the first change in monetary policy since January 1996, and the first increase in short-term interest rates in over two years. Today, it appears this initial interest-rate increase may not be the last, and investors remain concerned about high stock market valuations and the potential re-emergence of inflation.

     At OppenheimerFunds, we are optimistic regarding the long-term expectations for fixed income markets. We maintain that economic growth will not accelerate substantially but should continue at a modest rate. In addition, as investors in general become more realistic about stock market returns, we foresee fixed income investments becoming attractive relative to potentially more volatile investments in equities.

     In the near term, select yield-oriented securities, such as mortgage-backed and foreign securities--particularly those in emerging markets--are well-positioned for producing higher returns and current income. That's because mortgage-backed securities perform well in a rising interest-rate environment, and emerging market securities tend to be less sensitive to U.S. interest-rate and currency movements. Our long-term outlook is that we may see an increase in the demand for U.S. fixed income products which could drive yields lower and make it difficult to maintain today's income stream. However, this increased demand could provide the fixed income investor with enhanced long-term investment opportunities.

     Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, THE RIGHT WAY TO INVEST. We look forward to helping you reach your investment goals in the future.


/s/ James C. Swain                         /s/ Bridget A. Macaskill

James C. Swain                             Bridget A. Macaskill


April 21, 1997


3  Oppenheimer Strategic Income Fund

Q + A       [PHOTO]                        [PHOTO]

Q What investments made
POSITIVE contributions to performance?

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED?

Continued U.S. economic growth and low inflation meant modest to strong returns across Oppenheimer Strategic Income Fund's three investment sectors--high yield, U.S. government and foreign bonds. Because the yield on U.S. government bonds fell during the period, we reduced the duration of our U.S. Treasury holdings to protect the Fund from excess interest-rate exposure. We've also increased the Fund's holdings of foreign government bonds. The diversification worked well, and the Fund's Class A shares returned performance of 3.47%, without deducting sales charges, for the six-month period ending March 31, 1997.(1)

[PHOTO]

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

During the period, we were heavily exposed to high-yield corporate bonds in the telecommunications sector. The break-up of monopolies, both in the United States and abroad, has been beneficial for new companies in the sector.

     Our investments in dollar-denominated emerging market bonds, particularly in Latin America, returned exceptional performance. Although yields remain attractive, we are beginning to see high valuations and are looking to diversify into other foreign debt instruments, such as those found in the developing economies of Eastern Europe. Of course, any foreign investment entails greater expenses and risks, such as adverse market changes due to currency fluctuations. But, by diversifying the portfolio by country and industry, we aim to reduce those risks.

     As the real estate market improved and strong economic growth helped to lower office vacancy rates, we increased our exposure to a new source of mortgage-backed bonds called commercial

1. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


4   Oppenheimer Strategic Income Fund

FACING PAGE
Top left: David Negri, Portfolio
Manager, with Mark Frank, Member
of Fixed Income Investments Team

Top right: Art Steinmetz, Portfolio
Manager

Bottom: Len Darling, Executive VP,
Director of Fixed Income
Investments

THIS PAGE
Top: Ashwin Vasan, Member of
Fixed Income Investments Team

Bottom: Bill Linden, Member of
Fixed Income Investments Team


A Our investments
in LATIN
AMERICA
returned
exceptionally
well.

mortgage-backed securities. These bonds are attractive because they provide higher yield for the same credit risk as a comparable industrial corporate bond. In addition, the Fund's exposure to the government sector was concentrated in mortgage-backed bonds, which maintained a positive spread to Treasuries and provided respectable return.(2)

WHAT INVESTMENTS DID NOT PERFORM AS EXPECTED?

Oversupply and regulatory changes hurt the performance of our gaming sector holdings. Returns for these holdings were respectable but disappointing when compared with some of the Fund's best performers. Also, weaker growth in Asia and Europe dampened demand for our holdings in the metal/mining and paper product industries. Although our investments in these three industries underperformed our expectations, the Fund's low exposure minimized the impact on performance.

[PHOTO]

WHAT AREAS ARE YOU CURRENTLY TARGETING?

Because of the recent interest-rate hike by the Federal Reserve, we will continue to keep an eye on the Fund's U.S. Treasury durations. As long as there continues to be a possibility of another Fed increase we will keep our interest-rate exposure to a minimum.

     We will also continue to diversify outside of the traditional dollar-denominated emerging market bonds that are sensitive to interest-rate increases. We are looking into money market instruments denominated in the local currencies of Eastern Europe and Southeast Asia.

[PHOTO]

WHAT IS YOUR OUTLOOK FOR THE FUND?

We expect continued, modest economic growth, but are cautious about too much inflation. Employment rates are reaching levels that historically have begun applying upward pressure on wages. Rising wage pressure is a key component of inflation, and rising inflation could tempt the Federal Reserve to raise interest rates and slow economic growth. Since we believe that the first rate hike by the Fed will not be the last, we are taking steps to diversify the portfolio away from interest-rate sensitive investments. We remain confident that opportunities exist both domestically and internationally to provide solid performance in 1997.


2. The Fund's portfolio is subject to change.


5  Oppenheimer Strategic Income Fund

FINANCIALS

CONTENTS


STATEMENT OF INVESTMENTS                                          7
STATEMENT OF ASSETS AND LIABILITIES                              29
STATEMENT OF OPERATIONS                                          30
STATEMENTS OF CHANGES IN NET ASSETS                              31
FINANCIAL HIGHLIGHTS                                             32
NOTES TO FINANCIAL STATEMENTS                                    34


6  Oppenheimer Strategic Income Fund


                                  STATEMENT OF INVESTMENTS   MARCH 31, 1997 (UNAUDITED)

                                                                                                     FACE           MARKET VALUE
                                                                                                     AMOUNT(1)      SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS
--26.3%
--------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--22.4%
--------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--16.4%       Federal Home Loan Mortgage Corp.:
                                  Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
                                  Participation Certificates, Series 1455, Cl. J, 7.50%,
                                  12/15/22                                                           $  25,027,500  $  24,667,605
                                  Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
                                  Participation Certificates, Series 1751, Cl. PK, 8%, 9/15/24           6,735,000      6,831,816
                                  Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
                                  Participation Certificates, Series 176, Cl. F, 8.95%, 3/15/20          1,306,187      1,302,922
                                  Interest-Only Stripped Mtg.-Backed Security,
                                  Trust 177, Cl. B, 13.044%--15.508%, 7/1/26(2)                        378,193,421    140,995,238
                                  Interest-Only Stripped Mtg.-Backed Security, Trust 179,
                                  16.734%, 9/1/26(2)                                                    22,929,881      8,075,618
                                  Principal-Only Stripped Mtg.-Backed Security, Trust 179,
                                  3.922%, 9/1/26(3)                                                     22,929,881     15,015,490
                                  -----------------------------------------------------------------------------------------------
                                  Federal National Mortgage Assn.:
                                  6.50%, 4/1/26                                                          2,473,306      2,302,527
                                  7%, 9/1/25--5/1/26                                                    97,461,063     93,376,191
                                  7.50%, 3/15/12(4)                                                    150,000,000    150,046,500
                                  7.50%, 4/25/27(4)                                                    262,800,000    257,872,500
                                  7.50%, 6/1/24--8/1/26                                                187,474,681    184,220,898
                                  8.50%, 4/1/27(4)                                                     100,000,000    102,375,000
                                  Gtd. Real Estate Mtg. Investment Conduit Pass-Through
                                  Certificates, Trust 1990-18, Cl. K, 9.60%, 3/25/20                    10,100,000     10,993,219
                                  Interest-Only Stripped Mtg.-Backed Security, Trust 215,
                                  Cl. 2, 13.684%--16.047%, 4/1/23(2)                                   104,273,486     35,762,548
                                  Interest-Only Stripped Mtg.-Backed Security, Trust 222,
                                  Cl. 2, 11.841%--14.683%, 6/1/23(2)                                   171,320,587     59,962,206
                                  Interest-Only Stripped Mtg.-Backed Security, Trust 258,
                                  Cl. 2, 13.44%, 3/1/24(2)                                              29,890,264     10,050,601
                                  Principal-Only Stripped Mtg.-Backed Security, Trust 267,
                                  Cl. 1,Zero Coupon, 5.752%--5.765%, 10/1/24(3)                         49,904,485     34,527,666
                                                                                                                   --------------
                                                                                                                    1,138,378,545

---------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--6.0%             GOVERNMENT NATIONAL MORTGAGE ASSN.:
                                  13%, 10/15/15                                                         34,754,082     41,813,506
                                  13.50%, 6/15/15                                                       44,790,458     54,700,347
                                  6%, 5/20/27(4)                                                       175,000,000    173,796,875
                                  7.50%, 11/15/25--1/15/26                                              32,943,703     32,339,669
                                  7.50%, 4/15/27(4)                                                     75,000,000     73,476,750
                                  8%, 5/15/26                                                           14,489,812     14,563,857
                                  Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
                                  Investment Conduit Pass-Through Certificates, Series 1994-5,
                                  Cl. PQ, 7.493%, 7/16/24                                               10,000,000      9,643,700
                                  -----------------------------------------------------------------------------------------------
                                  U.S. Department of Veterans Affairs, Interest-Only Gtd.
                                  Real Estate Mtg.
                                  Investment Conduit Pass-Through Certificates, Vendee Mtg.
                                  Trust:
                                  Series 1992-2, Cl. IO, 16.032%, 9/1/22(2)(5)                         159,359,592      6,760,333
                                  Series 1995-2B, Cl. 2-IO, 26.116%, 6/1/25(2)(5)                       15,768,127        567,899
                                  Series 1995-3, Cl. 1-IO, 20.514%, 9/1/25(2)(5)                       370,026,265      6,764,543
                                                                                                                    -------------
                                                                                                                      414,427,479

--------------------------------------------------------------------------------------------------------------------------------
PRIVATE--3.9%
--------------------------------------------------------------------------------------------------------------------------------
AGRICULTURAL--0.2%                Prudential Agricultural Credit, Inc., Farmer Mac Agricultural
                                  Real Estate
                                  Trust Sr. Sub. Mtg. Pass-Through Certificates, Series 1992-2:
                                  Cl. B2, 9.388%, 1/15/03(5)(6)                                          5,821,491      5,316,659
                                  Cl. B3, 9.403%, 4/15/09(5)(6)                                          7,320,309      5,767,031
                                                                                                                     ------------
                                                                                                                       11,083,690



                                   7  Oppenheimer Strategic Income Fund

                                  STATEMENT OF INVESTMENTS   (UNAUDITED) (CONTINUED)

                                                                                                     FACE           MARKET VALUE
                                                                                                     AMOUNT(1)      SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--2.9%                  Asset Securitization Corp., Commercial Mtg. Pass-Through
                                  Certificates, Series 1995-MD4:
                                  Cl. A-4, 7.384%, 8/13/29                                           $   5,000,000  $   4,821,875
                                  Cl. A-5, 7.384%, 8/13/29                                              20,000,000     18,562,500
                                  -----------------------------------------------------------------------------------------------
                                  CBA Mortgage Corp., Mtg. Pass-Through Certificates,
                                  Series 1993-C1, Cl. F, 7.776%, 12/25/03(5)(6)                         14,300,000     10,774,156
                                  -----------------------------------------------------------------------------------------------
                                  Citicorp Mortgage Securities, Inc., Sub. Bonds, Series 1993-5:
                                  Cl. B3, 7%, 4/25/23(5)                                                 1,629,234      1,236,691
                                  Cl. B4, 7%, 4/25/23(5)                                                 1,418,668        241,174
                                  -----------------------------------------------------------------------------------------------
                                  Commercial Mortgage Acceptance Corp., Collateralized Mtg.
                                  Obligation, Series 1996-C1, Cl. E, 8.105%, 12/25/20(5)(6)              2,750,000      2,724,219
                                  -----------------------------------------------------------------------------------------------
                                  Criimi Mae Financial Corp., Collateralized Mtg. Obligations,
                                  Trust I, Cl. A-2, 7.56%, 8/30/05                                       6,300,000      6,109,031
                                  -----------------------------------------------------------------------------------------------
                                  CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
                                  Certificates, Cl. 1E-1, 11%, 2/15/02(5)                               15,000,000     14,678,235
                                  -----------------------------------------------------------------------------------------------
                                  FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-
                                  Through Certificates, Series 1994-C1:
                                  Cl. 2-D, 8.70%, 9/25/25(5)                                             2,500,000      2,572,656
                                  Cl. 2-E, 8.70%, 9/25/25(5)                                             2,500,000      2,559,375
                                  Cl. 2-G, 8.70%, 9/25/25(5)                                             4,870,000      4,912,613
                                  -----------------------------------------------------------------------------------------------
                                  Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
                                  Certificates, Series 1995-C2, Cl. D, 7.513%, 6/15/21(6)                3,462,885      3,485,069
                                  -----------------------------------------------------------------------------------------------
                                  Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
                                  Certificates,Series 1996-C1:
                                  Cl. E, 7.51%, 2/15/28(5)(6)                                            9,365,000      7,509,559
                                  Cl. F, 7.51%, 2/15/28(5)(6)                                           13,360,980      8,976,908
                                  -----------------------------------------------------------------------------------------------
                                  Nomura Asset Securities Corp., Commercial Mtg. Pass-Through
                                  Certificates, Series 1994-MD1, Cl. B2, 8.419%, 3/15/18(6)(7)          10,580,000      9,358,341
                                  -----------------------------------------------------------------------------------------------
                                  Resolution Trust Corp., Commercial Mtg. Pass-Through
                                  Certificates:
                                  Series 1992-CHF, Cl. D, 8.25%, 12/25/20                                9,668,166      9,708,954
                                  Series 1993-C1, Cl. B, 8.75%, 5/25/24                                  8,172,000      8,270,319
                                  Series 1993-C1, Cl. D, 9.45%, 5/25/24                                  6,597,507      6,737,189
                                  Series 1993-C1, Cl. E, 9.50%, 5/25/24                                  1,014,915      1,015,708
                                  Series 1993-C2, Cl. E, 8.50%, 3/25/25                                    573,017        568,003
                                  Series 1994-C1, Cl. C, 8%, 6/25/26                                     8,000,000      8,090,000
                                  Series 1994-C1, Cl. E, 8%, 6/25/26                                     6,039,150      5,516,386
                                  Series 1994-C2, Cl. E, 8%, 4/25/25                                    17,670,386     17,432,941
                                  Series 1994-C2, Cl. G, 8%, 4/25/25                                     3,379,801      3,072,450
                                  Series 1995-C1, Cl. F, 6.90%, 2/25/27                                 10,697,761      9,350,513
                                  -----------------------------------------------------------------------------------------------
                                  Salomon Brothers Mortgage Securities VII, Series 1996-C1,
                                  Cl. E, 9.18%, 1/20/06                                                  4,550,000      4,271,313
                                  -----------------------------------------------------------------------------------------------
                                  Structured Asset Securities Corp., Multiclass Pass-Through
                                  Certificates:
                                  Series 1995-C4, Cl. E, 8.723%, 6/25/26(5)(6)                           9,453,000      8,859,233
                                  Series 1996-C3, Cl. E, 8.458%, 6/25/30(5)                              9,350,000      8,715,953
                                  Series 1996-CFL, Cl. D, 7.034%, 2/25/28                               14,220,000     13,944,488
                                                                                                                    -------------
                                                                                                                      204,075,852



                                  8  Oppenheimer Strategic Income Fund


                                                                                                     FACE           MARKET VALUE
                                                                                                     AMOUNT(1)      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY--0.5%                ACP Mortgage LP, Cl. E, 7.395%, 2/25/28(6)(7)                      $   2,511,058  $   1,999,431
                                  -----------------------------------------------------------------------------------------------
                                  Countrywide Funding Corp.:
                                  Series 1993-11, Cl. B1, 6.25%, 1/25/09                                 1,276,804      1,158,002
                                  Series 1993-11, Cl. B3, 6.25%, 2/25/09(7)                                744,805        273,716
                                  Series 1993-12, Cl. B1, 6.625%, 2/25/24                                3,500,000      3,093,945
                                  -----------------------------------------------------------------------------------------------
                                  Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
                                  Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(5)                9,700,000      8,308,656
                                  -----------------------------------------------------------------------------------------------
                                  Multifamily Capital Access One, Inc., Series 1, Cl. D, 8.82%,
                                  1/15/24(5)(6)                                                          3,576,000      3,200,520
                                  -----------------------------------------------------------------------------------------------
                                  Resolution Trust Corp., Commercial Mtg. Pass-Through
                                  Certificates:
                                  Series 1991-M6, Cl. B4, 6.757%, 6/25/21(6)                             7,242,798      7,104,732
                                  Series 1992-M4, Cl. B, 7.20%, 9/25/21                                  1,776,723      1,772,282
                                  -----------------------------------------------------------------------------------------------
                                  Salomon Brothers Mortgage Securities VII, Series 1996-CL, Cl. F,
                                  9.185%, 1/20/28(6)                                                     9,632,000      7,091,560
                                                                                                                    -------------
                                                                                                                       34,002,844
--------------------------------------------------------------------------------------------------------------------------------
OTHER--0.1%                       Mortgage Securities Corp. I, Collateralized Mtg. Obligations,
                                  Interest-Only Stripped Mtg.-Backed Security, Cl. 1, 1.49%,
                                  2/15/17(2)                                                            80,190,000      6,335,010
--------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.2%                 Prudential Home Mortgage Securities Corp., Sub. Fixed Rate Mtg.
                                  Securities, Real Estate Mtg. Investment Conduit Pass-Through
                                  Certificates, Series 1995-A, Cl. B2, 8.684%, 3/28/25(5)(6)             5,351,413      5,423,323
                                  -----------------------------------------------------------------------------------------------
                                  Ryland Mortgage Securities Corp. Sub. Bonds,
                                  Series 1993-3, Cl. B2, 6.713%, 8/25/08                                 1,234,729      1,165,083
                                  -----------------------------------------------------------------------------------------------
                                  Salomon Brothers Mortgage Securities VII,
                                  Series 1996-B, Cl. 1, 7.136%, 4/25/26                                 14,873,639      9,686,458
                                                                                                                    -------------
                                                                                                                       16,274,864
                                                                                                                    -------------
                                  Total Mortgage-Backed Obligations (Cost $1,819,079,851)                           1,824,578,284
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS
--12.1%
---------------------------------------------------------------------------------------------------------------------------------
                                  U.S. Treasury Bonds:
                                  11.625%, 11/15/02                                                     11,579,000     14,169,812
                                  11.875%, 11/15/03(8)(9)                                               91,700,000    115,685,323
                                  13.125%, 5/15/01(9)(10)                                               41,500,000     50,941,288
                                  13.375%, 8/15/01                                                      73,000,000     91,135,971
                                  6.50%, 11/15/26                                                       35,970,000     33,103,657
                                  8.125%, 8/15/21(9)                                                    79,800,000     87,755,099
                                  -----------------------------------------------------------------------------------------------
                                  U.S. Treasury Nts.:
                                  10.75%, 5/15/03                                                       45,680,000     54,487,696
                                  14.25%, 2/15/02                                                       53,000,000     69,280,962
                                  6%, 2/15/26                                                           98,080,000     83,889,095
                                  6.375%, 5/15/99                                                        1,000,000        998,126
                                  7.25%, 2/15/98(9)                                                    101,000,000    101,978,484
                                  7.25%, 5/15/04                                                        24,100,000     24,582,022
                                  7.50%, 10/31/99                                                       97,400,000     99,530,714
                                  7.50%, 5/15/02                                                         3,443,000      3,550,597
                                  8.75%, 10/15/97(8)                                                     7,300,000      7,411,784
                                                                                                                    -------------
                                  Total U.S. Government Obligations (Cost $865,631,923)                               838,500,630



                                  9  Oppenheimer Strategic Income Fund

                                   STATEMENT OF INVESTMENTS   (Unaudited) (Continued)

                                                                                                    FACE             MARKET VALUE
                                                                                                    AMOUNT(1)        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS
--30.6%
---------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--3.0%                   Argentina (Republic of):
                                  Bonds, 5%, 12/20/02 (JPY)                                          1,820,000,000    $14,672,375
                                  Bonds, Bonos de Consolidacion de Deudas, Series I,
                                  3.176%, 4/1/01(6)(11) (ARP)                                           26,934,740     23,800,851
                                  Bonds, Bonos de Consolidacion de Deudas, Series I,
                                  5.438%, 4/1/01(6)(11)                                                 67,079,020     63,932,881
                                  Nts., 11.75%, 2/12/07(7) (ARP)                                        29,400,000     29,512,013
                                  Par Bonds, 5.50%, 3/31/23(12)                                          7,660,000      4,797,075
                                  Past Due Interest Bonds, Series L, 6.75%, 3/31/05(6)                  15,878,900     14,241,388
                                  Unsec. Unsub. Bonds, 11.50%, 8/14/01 (GBP)                             2,575,000      4,494,201
                                  Unsec. Unsub. Medium-Term Nts., 5.50%, 3/27/01 (JPY)               2,000,000,000     16,750,256
                                  Unsec. Unsub. Nts., 5.50%, 3/27/01 (JPY)                           1,620,000,000     13,567,707
                                  -----------------------------------------------------------------------------------------------
                                  Banco Hipotecario Nacional (Argentina) Medium-Term Nts.,
                                  10.625%, 8/7/06                                                       15,000,000     15,450,000
                                  -----------------------------------------------------------------------------------------------
                                  Buenos Aires (Province of) Sr. Unsec. Unsub.:
                                  Medium-Term Nts., 11.50%, 10/19/98(5)                                    950,000        995,125
                                  Nts., 11.50%, 10/19/98(5)                                              5,000,000      5,212,500
                                                                                                                    -------------
                                                                                                                      207,426,372

---------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--2.7%                   Australia (Commonwealth of) Bonds:
                                  12%, 7/15/99 (AUD)                                                    55,000,000     47,725,750
                                  7.50%, 7/15/05 (AUD)                                                   2,170,000      1,657,265
                                  -----------------------------------------------------------------------------------------------
                                  Queensland Treasury Corp.:
                                  Exchangeable Gtd. Nts., 8%, 8/14/01 (AUD)                             80,413,000     64,016,264
                                  Gtd. Nts., 10.50%, 5/15/03 (AUD)                                         220,000        194,447
                                  -----------------------------------------------------------------------------------------------
                                  Treasury Corp. of Victoria Gtd. Bonds, 10.25%, 11/15/06 (AUD)         76,480,000     68,099,735
                                  -----------------------------------------------------------------------------------------------
                                  Western Australia Treasury Corp. Gtd. Bonds, Series 3, 8%,
                                  7/15/03 (AUD)                                                          6,315,000      4,966,025
                                                                                                                    -------------
                                                                                                                      186,659,486

---------------------------------------------------------------------------------------------------------------------------------
BRAZIL--0.8%                      Banco Estado Minas Gerais:
                                  8.25%, 2/10/00                                                        11,800,000     11,490,250
                                  8.25%, 2/10/00(7)                                                      2,000,000      1,947,500
                                  -----------------------------------------------------------------------------------------------
                                  Brazil (Federal Republic of):
                                  Eligible Interest Bonds, 6.50%, 4/15/06(6)                            23,600,000     21,107,250
                                  Multi-Year Discount Facility Agreement Trust Certificates,
                                  Series REGS, 6.547%, 9/15/07(6)(7)                                    14,126,018     12,457,383
                                  -----------------------------------------------------------------------------------------------
                                  Comtel Brasileira Ltd. Nts., 10.75%, 9/26/04(7)                          500,000        528,750
                                  -----------------------------------------------------------------------------------------------
                                  Telecomunicacoes Brasileiras SA:
                                  Bonds, 13%, 2/5/99 (ITL)                                          15,600,000,000      9,935,560
                                  Medium-Term Nts., 11.301%, 12/9/99(6)                                    450,000        471,375
                                  Medium-Term Nts., 11.301%, 12/9/99(5)(6)                                 500,000        523,750
                                                                                                                        ---------
                                                                                                                       58,461,818

---------------------------------------------------------------------------------------------------------------------------------
CANADA--5.1%                      Canada (Government of) Bonds:
                                  11.75%, 2/1/03 (CAD)                                                  38,800,000     35,551,569
                                  7%, 12/1/06 (CAD)                                                     32,580,000     24,055,271
                                  8.75%, 12/1/05 (CAD)                                                   1,000,000        822,841
                                  9.75%, 12/1/01 (CAD)                                                  36,540,000     30,416,544
                                  9.75%, 6/1/01(9) (CAD)                                               232,065,000    191,735,854
                                  Series A-33, 11.50%, 9/1/00 (CAD)                                     64,645,000     55,243,324
                                  -----------------------------------------------------------------------------------------------
                                  NAV Canada Bonds, Series 97-2, 7.56%, 3/1/27 (CAD)                    19,430,000     13,948,591
                                                                                                                     ------------
                                                                                                                      351,773,994


                                  10  Oppenheimer Strategic Income Fund


                                                                                                     FACE            MARKET VALUE
                                                                                                     AMOUNT(1)       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
COLOMBIA--0.1%                    Financiera Energetica Nacional SA Eurobonds, 9.375%, 6/15/06(7)    $   3,650,000   $  3,772,731
---------------------------------------------------------------------------------------------------------------------------------
FINLAND--2.3%                     Finland (Republic of) Bonds:
                                  7.25%, 4/18/06 (FIM)                                                 303,000,000     65,055,545
                                  9.50%, 3/15/04 (FIM)                                                 405,000,000     98,324,181
                                                                                                                      -----------
                                                                                                                      163,379,726

---------------------------------------------------------------------------------------------------------------------------------
GERMANY--2.3%                     Germany (Republic of) Bonds:
                                  Series 94, 6.25%, 1/4/24(9) (DEM)                                    275,425,000    156,763,866
                                  Series 95, 6.875%, 5/12/05 (DEM)                                       1,000,000        645,052
                                                                                                                     ------------
                                                                                                                      157,408,918

---------------------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN--1.7%               United Kingdom Treasury:
                                  Bonds, 10%, 9/8/03 (GBP)                                              31,690,000     58,344,083
                                  Bonds, 8.50%, 12/7/05 (GBP)                                            2,200,000      3,802,526
                                  Nts., 12.50%, 11/21/05 (GBP)                                          10,000,000     20,561,805
                                  Nts., 13%, 7/14/00 (GBP)                                               1,775,000      3,387,013
                                  Nts., 7.75%, 9/8/06 (GBP)                                                150,000        246,895
                                  Nts., 9.75%, 8/27/02 (GBP)                                            16,785,000     30,240,771
                                                                                                                    -------------
                                                                                                                      116,583,093

---------------------------------------------------------------------------------------------------------------------------------
INDONESIA--0.9%                   Bank Tabugan Negara Negotiable CD, Zero Coupon:
                                  14.701%, 10/28/97(13) (IDR)                                        3,000,000,000      1,163,750
                                  13.151%, 2/3/98(13) (IDR)                                         26,099,817,000      9,786,680
                                  -----------------------------------------------------------------------------------------------
                                  PT Hutama Karya Medium-Term Nts., Zero Coupon:
                                  15.378%, 11/19/97(13) (IDR)                                       10,000,000,000      3,815,243
                                  15.103%, 4/15/97(13) (IDR)                                         4,000,000,000      1,660,989
                                  17.331%, 4/30/97(13) (IDR)                                        10,000,000,000      4,129,316
                                  16.594%, 7/16/97(13) (IDR)                                        10,000,000,000      4,004,739
                                  14.767%, 9/3/98(13) (IDR)                                         25,000,000,000      8,525,572
                                  -----------------------------------------------------------------------------------------------
                                  Wijaya Karya Negotiable:
                                  CD, Zero Coupon, 14.788%, 12/19/97(13) (IDR)                      20,000,000,000      7,546,380
                                  Promissory Nts., Zero Coupon, 14.705%, 12/9/97(13) (IDR)          59,600,000,000     22,571,145
                                  Promissory Nts., Zero Coupon, 15.09%, 5/12/97(13) (IDR)            7,500,000,000      3,081,753
                                                                                                                     ------------
                                                                                                                       66,285,567

---------------------------------------------------------------------------------------------------------------------------------
IRELAND--0.2%                     Ireland (Government of) Bonds, 9.25%, 7/11/03 (IEP)                    9,220,000     16,835,214
---------------------------------------------------------------------------------------------------------------------------------
ITALY--1.6%                       Italy (Republic of) Treasury Bonds, Buoni del Tesoro
                                  Poliennali:
                                  10.50%, 7/15/00 (ITL)                                             79,005,000,000     51,194,003
                                  10.50%, 7/15/98 (ITL)                                             23,550,000,000     14,590,905
                                  9%, 10/1/03 (ITL)                                                 27,270,000,000     17,221,005
                                  9.50%, 5/1/01 (ITL)                                               44,270,000,000     28,274,947
                                                                                                                    -------------
                                                                                                                      111,280,860

---------------------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.0%                    Petronas Carigali Nts., Zero Coupon, 6.013%, 5/12/97(13) (MYR)         9,300,000      3,724,996



                                  11  Oppenheimer Strategic Income Fund


                                  STATEMENT OF INVESTMENTS   (Unaudited) (Continued)

                                                                                                    FACE             MARKET VALUE
                                                                                                    AMOUNT(1)        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
MEXICO--2.2%                      Banco Nacional de Comercio Exterior SNC:
                                  Debs., 10.629%, 6/23/97(6)                                        $      280,000   $    283,885
                                  International Finance BV Gtd. Nts., 8%, 8/5/03                        18,000,000     17,257,500
                                  International Finance BV Gtd. Registered Bonds, 11.25%,
                                  5/30/06                                                               14,575,000     15,904,969
                                  -----------------------------------------------------------------------------------------------
                                  Bonos de la Tesoreria de la Federacion, Zero Coupon:
                                  26.819%, 12/31/97(13) (MXP)                                          485,944,080     52,160,421
                                  24.707%, 12/4/97(13) (MXP)                                           270,577,960     29,514,191
                                  23.437%, 2/4/98(13) (MXP)                                             36,832,060      3,877,097
                                  -----------------------------------------------------------------------------------------------
                                  Mexican Williams Bonds, 6.631%, 11/15/08(5)(6)                         1,500,000      1,342,500
                                  -----------------------------------------------------------------------------------------------
                                  United Mexican States:
                                  Bonds, 10.375%, 1/29/03 (DEM)                                         19,525,000     13,013,608
                                  Bonds, 16.50%, 9/1/08(5) (GBP)                                         2,445,000      5,489,403
                                  Nacional Financiera SNC Nts., 13.60%, 4/2/98 (ESP)                 1,773,000,000     13,194,008
                                  Petroleos Mexicanos Gtd. Unsec. Unsub. Nts., 7.875%,
                                  3/2/99 (CAD)                                                           5,600,000      4,148,898
                                                                                                                      -----------
                                                                                                                      156,186,480

---------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--1.8%                 New Zealand (Government of):
                                  Bonds, 10%, 7/15/97 (NZD)                                             88,610,000     61,982,766
                                  Bonds, 8%, 11/15/06 (NZD)                                             41,305,000     28,856,369
                                  Index Linked Bonds, 4.60%, 2/15/16 (NZD)                              27,139,000     18,093,199
                                  -----------------------------------------------------------------------------------------------
                                  Transpower Finance Ltd. Gtd. Unsec. Unsub. Bonds:
                                  8%, 2/15/01(5) (NZD)                                                   9,710,000      6,683,822
                                  8%, 3/15/02 (NZD)                                                      9,710,000      6,654,408
                                                                                                                     ------------
                                                                                                                      122,270,564

---------------------------------------------------------------------------------------------------------------------------------
POLAND--1.1%                      Poland (Republic of) Bonds:
                                  15%, 6/12/99 (PLZ)                                                     9,500,000      2,797,432
                                  16%, 2/12/99 (PLZ)                                                   203,367,000     61,541,718
                                  16%, 6/12/98 (PLZ)                                                    34,900,000     10,696,198
                                                                                                                     ------------
                                                                                                                       75,035,348
---------------------------------------------------------------------------------------------------------------------------------
ROMANIA--0.0%                     Romanian Commercial Bank Bonds, 9.125%, 3/10/00(5)                     2,920,000      2,863,425
---------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--0.6%                South Africa (Republic of) Bonds, 12.50%, 12/21/06 (ZAR)              47,500,000      9,247,167
                                  -----------------------------------------------------------------------------------------------
                                  Telkom SA Ltd. Bonds, Series TK05, 12%, 3/31/98 (ZAR)                138,389,000     30,298,377
                                                                                                                     ------------
                                                                                                                       39,545,544

---------------------------------------------------------------------------------------------------------------------------------
SPAIN--1.7%                       Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del
                                  Estado:
                                  10.30%, 6/15/02 (ESP)                                              3,018,100,000     24,688,507
                                  10.50%, 10/30/03 (ESP)                                             2,996,320,000     25,121,147
                                  12.25%, 3/25/00 (ESP)                                              8,161,000,000     66,729,412
                                                                                                                    -------------
                                                                                                                      116,539,066

---------------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL--0.7%               International Bank for Reconstruction & Development Bonds,
                                  12.50%, 7/25/97(5) (NZD)                                              66,300,000     46,842,008
---------------------------------------------------------------------------------------------------------------------------------
SWEDEN--1.0%                      Sweden (Kingdom of):
                                  Bonds, Series 1030, 13%, 6/15/01 (SEK)                               365,100,000     60,823,200
                                  Debs., Series 1038, 6.50%, 10/25/06 (SEK)                             71,200,000      8,973,743
                                                                                                                    -------------
                                                                                                                       69,796,943

                                  12  Oppenheimer Strategic Income Fund

                                                                                                     FACE            MARKET VALUE
                                                                                                     AMOUNT(1)       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
VENEZUELA--0.8%                   Venezuela (Republic of):
                                  Collateralized Par Bonds, Series W-A, 6.75%, 3/31/20               $  15,000,000   $ 10,575,000
                                  Debs., Banco Venezuela TCI, Zero Coupon, 6.13%,
                                  12/13/98(5)(13)                                                        3,954,028      3,519,085
                                  Disc. Bonds, Series DL, 6.50%, 12/18/07(6)                            26,000,000     22,490,000
                                  New Money Bonds, Series A, 6.625%, 12/18/05(6)                         8,000,000      7,005,000
                                  New Money Bonds, Series B, 6.50%, 12/18/05(6)                         12,000,000     10,507,500
                                  New Money Bonds, Series P, 6.50%, 12/18/05(6)                          3,250,000      2,874,219
                                                                                                                    -------------
                                                                                                                       56,970,804
                                                                                                                    -------------
                                  Total Foreign Government Obligations (Cost $2,151,447,628)                        2,129,642,957


---------------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS--1.2%
---------------------------------------------------------------------------------------------------------------------------------
                                  Colombia (Republic of) 1989--1990 Integrated Loan Facility
                                  Bonds:
                                  6.563%, 7/1/01(5)(6)                                                  16,953,458     15,936,251
                                  6.688%, 10/26/03(5)(6)                                                17,691,077     16,143,108
                                  -----------------------------------------------------------------------------------------------
                                  Eskom Loan Participation Agreements:
                                  6.875%, 9/15/99(5)(6)                                                  4,289,475      4,155,430
                                  7.188%, 4/15/98(5)(6)                                                  1,037,931      1,024,957
                                  -----------------------------------------------------------------------------------------------
                                  GPA Investment BV Nts., 6.40%, 11/19/98(5)                             2,000,000      1,935,000
                                  -----------------------------------------------------------------------------------------------
                                  Hellenic Republic Bonds, 14.80%, 6/30/00(6) (GRD)                    217,464,000        845,014
                                  -----------------------------------------------------------------------------------------------
                                  Jamaica (Government of) 1990 Refinancing Agreement Nts.:
                                  Tranche A, 6.437%, 10/16/00(5)(6)                                      1,258,050      1,201,438
                                  Tranche B, 6.312%, 11/15/04(5)(6)                                        270,000        237,600
                                  -----------------------------------------------------------------------------------------------
                                  Morocco (Kingdom of) Loan Participation Agreement:
                                  Tranche A, 6.375%, 1/1/09(6)                                          13,235,000     11,423,459
                                  Tranche B, 6.375%, 1/1/04(6)                                          27,876,470     26,987,908
                                  -----------------------------------------------------------------------------------------------
                                  United Mexican States Loan Participation Agreement:
                                  Combined Facility 2, Tranche A, 6.437%, 3/20/99(5)(6)                    652,867        600,638
                                  Combined Facility 3, Tranche A, 6.437%, 9/20/97(5)(6)                     28,640         26,635
                                                                                                                      -----------
                                  Total Loan Participations (Cost $78,060,555)                                         80,517,438

---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--29.4%
---------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--3.1%
---------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.5%                   Harris Chemical North America, Inc.:
                                  10.25% Gtd. Sr. Sec. Disc. Nts., 7/15/01                                 720,000        730,800
                                  10.75% Gtd. Sr. Sub. Nts., 10/15/03                                    1,440,000      1,445,400
                                  -----------------------------------------------------------------------------------------------
                                  ISP Holdings, Inc., 9% Sr. Nts., 10/15/03(7)                           7,850,000      7,928,500
                                  -----------------------------------------------------------------------------------------------
                                  NL Industries, Inc.:
                                  0%/13% Sr. Sec. Disc. Nts., 10/15/05(14)                               8,615,000      7,796,575
                                  11.75% Sr. Sec. Nts., 10/15/03                                         2,700,000      2,855,250
                                  -----------------------------------------------------------------------------------------------
                                  Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                3,500,000      3,755,951
                                  -----------------------------------------------------------------------------------------------
                                  Sterling Chemical Holdings, Inc., 0%/13.50% Sr. Disc. Nts.,
                                   8/15/08(14)                                                           1,105,000        690,625
                                  -----------------------------------------------------------------------------------------------
                                  Sterling Chemicals, Inc., 11.75% Sr. Unsec. Sub. Nts., 8/15/06         3,900,000      4,114,500
                                  -----------------------------------------------------------------------------------------------
                                  Tri Polyta Finance BV, 11.375% Gtd. Sec. Nts., 12/1/03                 5,050,000      5,100,500
                                                                                                                      -----------
                                                                                                                       34,418,101

---------------------------------------------------------------------------------------------------------------------------------
METALS/MINING--0.4%               Carbide/Graphite Group, Inc. (The), 11.50% Sr. Nts., 9/1/03(5)        11,826,000     12,949,470
                                  -----------------------------------------------------------------------------------------------
                                  Royal Oak Mines, Inc., 11% Sr. Sub. Nts., 8/15/06                     16,000,000     16,440,000
                                                                                                                    -------------
                                                                                                                       29,389,470


                                  13  Oppenheimer Strategic Income Fund

                                  STATEMENT OF INVESTMENTS   (Unaudited) (Continued)

                                                                                                   FACE              MARKET VALUE
                                                                                                   AMOUNT(1)         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PAPER--1.7%                       APP International Finance Co. BV, 11.75% Gtd. Sec. Nts.,
                                  10/1/05                                                          $     5,175,000   $  5,498,437
                                  -----------------------------------------------------------------------------------------------
                                  Asia Pulp & Paper International Finance Co.,
                                  Zero Coupon Asian Currency Nts.:
                                  14.463%, 1/23/98(13) (IDR)                                        10,670,000,000      3,980,634
                                  16.317%, 11/14/97(13) (IDR)                                       26,000,000,000      9,954,913
                                  16.923%, 12/4/97(13) (IDR)                                         8,600,000,000      3,268,906
                                  14.712%, 12/8/97(13) (IDR)                                         8,600,000,000      3,264,174
                                  17.875%, 5/1/97(7)(13) (IDR)                                      29,000,000,000     11,970,561
                                  15.789%, 5/15/97(7)(13) (IDR)                                      1,550,000,000        636,494
                                  16.777%, 8/18/97(13) (IDR)                                        25,000,000,000      9,917,679
                                  16.557%, 9/12/97(13) (IDR)                                        10,000,000,000      3,931,961
                                  14.25%, 9/17/97(13) (IDR)                                            800,000,000        313,333
                                  -----------------------------------------------------------------------------------------------
                                  Domtar, Inc., 10.85% Debs., 8/5/17 (CAD)                               1,700,000      1,448,397
                                  -----------------------------------------------------------------------------------------------
                                  Florida Coast Paper Co. LLC, 12.75% First Mtg. Nts., 6/1/03            2,950,000      3,009,000
                                  -----------------------------------------------------------------------------------------------
                                  Indah Kiat International Finance Co. BV:
                                  11.875% Gtd. Sr. Sec. Nts., 6/15/02                                    1,800,000      1,948,500
                                  12.50% Gtd. Sr. Sec. Nts., Series C, 6/15/06                           5,400,000      5,994,000
                                  -----------------------------------------------------------------------------------------------
                                  Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                           12,375,000     12,684,375
                                  -----------------------------------------------------------------------------------------------
                                  Repap New Brunswick, Inc.:
                                  10.625% Second Priority Sr. Sec. Nts., 4/15/05                         2,910,000      2,859,075
                                  8.875% First Priority Sr. Sec. Nts., 7/15/00(6)                        9,000,000      8,820,000
                                  -----------------------------------------------------------------------------------------------
                                  Repap Wisconsin, Inc.:
                                  9.25% First Priority Sr. Sec. Nts., 2/1/02                             5,500,000      5,445,000
                                  9.875% Second Priority Sr. Nts., 5/1/06                               13,345,000     12,978,012
                                  -----------------------------------------------------------------------------------------------
                                  Riverwood International Corp., 10.25% Sr. Nts., 4/1/06                 1,800,000      1,674,000
                                  -----------------------------------------------------------------------------------------------
                                  Scotia Pacific Holding Co., 7.95% Timber Collateralized Nts.,
                                  7/20/15                                                                2,381,241      2,354,155
                                  -----------------------------------------------------------------------------------------------
                                  SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                   5,000,000      5,475,000
                                  -----------------------------------------------------------------------------------------------
                                  Stone Container Corp.
                                  10.75% First Mtg. Nts., 10/1/02                                        2,640,000      2,610,300
                                  10.75% Sr. Sub. Nts., 6/15/97                                            900,000        905,625
                                                                                                                      -----------
                                                                                                                      120,942,531

---------------------------------------------------------------------------------------------------------------------------------
STEEL--0.5%                       AK Steel Corp., 9.125% Sr. Nts., 12/15/06                             20,450,000     20,296,625
                                  -----------------------------------------------------------------------------------------------
                                  Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01                   5,150,000      5,150,000
                                  -----------------------------------------------------------------------------------------------
                                  Jorgensen (Earle M.) Co., 10.75% Sr. Nts., 3/1/00(5)                   5,075,000      5,011,562
                                  -----------------------------------------------------------------------------------------------
                                  Sheffield Steel Corp., 12% First Mtg. Nts., 11/1/01                    4,000,000      3,750,000
                                                                                                                      -----------
                                                                                                                       34,208,187

---------------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--4.0%
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--1.5%           Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
                                  Series B, 14.874%, 5/27/98(13)                                        16,450,000     14,476,000
                                  -----------------------------------------------------------------------------------------------
                                  E & S Holdings Corp., 10.375% Sr. Sub. Nts., 10/1/06                   5,500,000      5,665,000
                                  -----------------------------------------------------------------------------------------------
                                  Fletcher Challenge Ltd.:
                                  10% Cv. Unsec. Sub. Nts., 4/30/05 (NZD)                                4,900,000      3,503,233
                                  10.75% Cv. Sub. Nts., 12/15/97 (NZD)                                   4,755,000      3,347,896
                                  14.50% Cv. Sub. Nts., 9/30/00 (NZD)                                    4,900,000      3,915,285
                                  -----------------------------------------------------------------------------------------------
                                  Harman International Industries, Inc., 12% Sr. Sub. Nts.,
                                  8/1/02(5)                                                             24,950,000     26,946,000
                                  -----------------------------------------------------------------------------------------------
                                  Icon Fitness Corp., 0%/14% Sr. Disc. Nts., 11/15/06(7)(14)             4,600,000      2,535,750


                                  14  Oppenheimer Strategic Income Fund

                                                                                                     FACE            MARKET VALUE
                                                                                                     AMOUNT(1)       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                 Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., Series
(CONTINUED)                       B, 7/15/02(5)                                                      $   5,400,000   $  6,196,500
                                  -----------------------------------------------------------------------------------------------
                                  IHF Holdings, Inc., 0%/15% Sr. Sub. Disc. Nts., Series B,
                                  11/15/04(5)(14)                                                        8,750,000      6,410,862
                                  -----------------------------------------------------------------------------------------------
                                  International Semi-Tech Microelectronics, Inc.,
                                  0%/11.50% Sr. Sec. Disc. Nts., 8/15/03(14)                            18,110,000     10,096,325
                                  -----------------------------------------------------------------------------------------------
                                  Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
                                  10.75%, 3/15/01(7)(13)                                                11,655,000      7,313,512
                                  -----------------------------------------------------------------------------------------------
                                  TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05                4,705,000      5,375,462
                                  -----------------------------------------------------------------------------------------------
                                  Williams (J. B.) Holdings, Inc., 12% Sr. Nts., 3/1/04                  5,700,000      5,742,750
                                                                                                                      -----------
                                                                                                                      101,524,575

---------------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO--0.3%      CFP Holdings, Inc., 11.625% Gtd. Sr. Nts., 1/15/04(5)                  1,910,000      1,957,750
                                  -----------------------------------------------------------------------------------------------
                                  Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03                 3,600,000      3,780,000
                                  -----------------------------------------------------------------------------------------------
                                  Doane Products Co., 10.625% Sr. Nts., 3/1/06                           3,000,000      3,142,500
                                  -----------------------------------------------------------------------------------------------
                                  Dr. Pepper Bottling Holdings, Inc., 0%/11.625% Sr. Disc.
                                  Nts., 2/15/03(14)                                                      6,430,000      6,221,025
                                  -----------------------------------------------------------------------------------------------
                                  Foodbrands America, Inc., 10.75% Sr. Sub. Nts., 5/15/06                2,000,000      2,280,000
                                  -----------------------------------------------------------------------------------------------
                                  Stroh Brewery Co., 11.10% Sr. Sub. Nts., 7/1/06                          123,000        128,227
                                                                                                                      -----------
                                                                                                                       17,509,502

---------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--0.4%                  Genesis Health Ventures, Inc., 9.25% Sr. Sub. Nts., 10/1/06            7,750,000      7,827,500
                                  -----------------------------------------------------------------------------------------------
                                  Magellan Health Services, Inc., 11.25% Sr. Sub. Nts.,
                                  Series A, 4/15/04                                                      8,000,000      8,880,000
                                  -----------------------------------------------------------------------------------------------
                                  Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02               9,865,000     10,826,837
                                  -----------------------------------------------------------------------------------------------
                                  Tenet Healthcare Corp., 8.625% Sr. Sub. Nts., 1/15/07                  3,200,000      3,104,000
                                                                                                                      -----------
                                                                                                                       30,638,337

---------------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING--0.7%                Arizona Charlie's, Inc., 12% First Mtg. Nts., Series A,
                                  11/15/00(5)                                                            5,775,000      3,927,000
                                  -----------------------------------------------------------------------------------------------
                                  Aztar Corp., 13.75% Sr. Sub. Nts., 10/1/04                             3,725,000      4,162,687
                                  -----------------------------------------------------------------------------------------------
                                  Boyd Gaming Corp., 9.25% Sr. Nts., 10/1/03                             3,650,000      3,412,750
                                  -----------------------------------------------------------------------------------------------
                                  Capital Gaming International, Inc., Promissory Nts., 8/1/95(15)           33,500             --
                                  -----------------------------------------------------------------------------------------------
                                  Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A,
                                  11/15/00(5)(15)                                                        2,100,000      1,491,000
                                  -----------------------------------------------------------------------------------------------
                                  Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03             2,990,000      2,937,675
                                  -----------------------------------------------------------------------------------------------
                                  Grupo Posadas SA de CV, 10.375% Bonds, 2/13/02(7)                      2,500,000      2,479,687
                                  -----------------------------------------------------------------------------------------------
                                  HMC Acquisition Properties, Inc., 9% Sr. Nts., Series B,
                                  12/15/07                                                               5,900,000      5,885,250
                                  -----------------------------------------------------------------------------------------------
                                  Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts., Series B,
                                  11/15/02                                                               6,850,000      8,870,750
                                  -----------------------------------------------------------------------------------------------
                                  Rio Hotel & Casino, Inc.:
                                  10.625% Sr. Sub. Nts., 7/15/05                                         2,330,000      2,452,325
                                  9.50% Gtd. Sr. Sub. Nts., 4/15/07(7)                                   4,530,000      4,473,375
                                  -----------------------------------------------------------------------------------------------
                                  Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                 100,000         71,750
                                  -----------------------------------------------------------------------------------------------
                                  Showboat Marina Casino Partnership/Showboat Marina Finance Corp.,
                                  13.50% First Mtg. Nts., Series B, 3/15/03                              6,500,000      7,215,000
                                  -----------------------------------------------------------------------------------------------
                                  Trump Atlantic City Associates/Trump Atlantic City Funding, Inc.,
                                  11.25% First Mtg. Nts., 5/1/06                                         4,635,000      4,206,262
                                                                                                                     ------------
                                                                                                                       51,585,511


                                  15  Oppenheimer Strategic Income Fund


                                  STATEMENT OF INVESTMENTS   (Unaudited) (Continued)

                                                                                                     FACE            MARKET VALUE
                                                                                                     AMOUNT(1)       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.5%                 Ameriking, Inc., 10.75% Sr. Nts., 12/1/06(5)                       $   7,000,000   $  7,297,500
                                  -----------------------------------------------------------------------------------------------
                                  Carrols Corp., 11.50% Sr. Nts., 8/15/03                                3,570,000      3,775,275
                                  -----------------------------------------------------------------------------------------------
                                  Family Restaurants, Inc., 0%/10.875% Sr. Sub. Disc. Nts., 2/1/04       4,000,000      2,820,000
                                  -----------------------------------------------------------------------------------------------
                                  Foodmaker, Inc.:
                                  9.25% Sr. Nts., 3/1/99                                                 6,465,000      6,610,462
                                  9.75% Sr. Sub. Nts., 6/1/02                                           14,000,000     14,140,000
                                                                                                                      -----------
                                                                                                                       34,643,237
---------------------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--0.6%             CMI Industries, Inc., 9.50% Sr. Sub. Nts., 10/1/03                     3,350,000      3,266,250
                                  -----------------------------------------------------------------------------------------------
                                  GFSI, Inc., 9.625% Sr. Sub. Nts., 3/1/07(7)                            5,060,000      5,097,950
                                  -----------------------------------------------------------------------------------------------
                                  Indorayon International Finance Co. BV, 10% Gtd. Unsec.
                                  Unsub. Nts., 3/29/01                                                   1,850,000      1,854,625
                                  -----------------------------------------------------------------------------------------------
                                  Polymer Group, Inc., 12.25% Sr. Nts., 7/15/02                          1,696,000      1,844,400
                                  -----------------------------------------------------------------------------------------------
                                  Polysindo International Finance Co. BV, 11.375% Gtd. Sec. Nts.,
                                  6/15/06                                                                7,350,000      7,882,875
                                  -----------------------------------------------------------------------------------------------
                                  PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00                     4,025,000      4,075,312
                                  -----------------------------------------------------------------------------------------------
                                  PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts.:
                                  19.856%, 4/29/97(13) (IDR)                                        11,440,000,000      4,718,544
                                  20.60%, 7/27/97(13) (IDR)                                          6,000,000,000      2,381,472
                                  20.147%, 7/8/97(13) (IDR)                                          5,000,000,000      1,996,739
                                  -----------------------------------------------------------------------------------------------
                                  Synthetic Industries, Inc., 9.25% Sr. Sub. Nts., 2/15/07(7)            2,585,000      2,604,387
                                  -----------------------------------------------------------------------------------------------
                                  William Carter Co., 10.375% Sr. Sub. Nts., 12/1/06(7)                  5,300,000      5,326,500
                                                                                                                      -----------
                                                                                                                       41,049,054

---------------------------------------------------------------------------------------------------------------------------------
ENERGY--2.5%
---------------------------------------------------------------------------------------------------------------------------------
                                  Chesapeake Energy Corp.:
                                  10.50% Sr. Nts., 6/1/02(5)                                               900,000        967,500
                                  12% Sr. Nts., 3/1/01                                                   5,000,000      5,462,500
                                  9.125% Sr. Nts., 4/15/06                                               4,825,000      4,987,844
                                  -----------------------------------------------------------------------------------------------
                                  Esso Malaysia Berhad, Zero Coupon Promissory Nts.,
                                  7.274%, 7/10/97(13) MYR                                               28,500,000     11,281,666
                                  -----------------------------------------------------------------------------------------------
                                  Forcenergy, Inc.:
                                  8.50% Sr. Sub. Nts., 2/15/07(7)                                        1,000,000        952,500
                                  9.50% Sr. Sub. Nts., 11/1/06                                          12,050,000     12,215,687
                                  -----------------------------------------------------------------------------------------------
                                  Global Marine, Inc., 12.75% Sr. Sec. Nts., 12/15/99                    6,785,000      7,217,544
                                  -----------------------------------------------------------------------------------------------
                                  J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06                   14,750,000     15,192,500
                                  -----------------------------------------------------------------------------------------------
                                  Mariner Energy, Inc., 10.50% Sr. Sub. Nts., 8/1/06                     6,525,000      6,769,687
                                  -----------------------------------------------------------------------------------------------
                                  Maxus Energy Corp.:
                                  11.50% Debs., 11/15/15                                                 3,500,000      3,675,000
                                  8.50% Debs., 4/1/08                                                    1,000,000        973,750
                                  -----------------------------------------------------------------------------------------------
                                  Mesa Operating Co.:
                                  0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06(14)                       21,800,000     14,878,500
                                  10.625% Gtd. Sr. Sub. Nts., 7/1/06                                    15,700,000     16,367,250
                                  -----------------------------------------------------------------------------------------------
                                  National Energy Group, Inc., 10.75% Sr. Nts., 11/1/06                  9,175,000      9,427,312
                                  -----------------------------------------------------------------------------------------------
                                  OPI International, Inc., 12.875% Gtd. Sr. Nts., 7/15/02(5)            13,000,000     14,105,000
                                  -----------------------------------------------------------------------------------------------
                                  Parker Drilling Corp., 9.75% Gtd. Sr. Nts., 11/15/06                   3,700,000      3,774,000
                                  -----------------------------------------------------------------------------------------------
                                  Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06(5)        16,220,000     15,409,000
                                  -----------------------------------------------------------------------------------------------
                                  TransTexas Gas Corp., 11.50% Gtd. Sr. Sec. Nts., 6/15/02              29,150,000     32,210,750
                                  -----------------------------------------------------------------------------------------------
                                  Triton Energy Corp., 9.75% Sr. Sub. Disc. Nts., 12/15/00                 800,000        838,000
                                                                                                                      -----------
                                                                                                                      176,705,990


                                  16  Oppenheimer Strategic Income Fund

                                                                                                   FACE             MARKET VALUE
                                                                                                   AMOUNT(1)        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--3.1%
---------------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--1.5%             ABN AMRO (Kuala Lumpur), Zero Coupon Promissory Nts.,
                                  7.222%, 5/27/97(13) MYR                                               19,600,000   $ 7,827,207
                                  -----------------------------------------------------------------------------------------------
                                  Alliance & Leicester Building Society, 8.75% Unsec. Sub. Nts.,
                                  12/7/06 GBP                                                           10,660,000     17,666,129
                                  -----------------------------------------------------------------------------------------------
                                  Banco Bamerindus do Brasil SA, 9% Unsec. Unsub. Bonds, 10/29/98        3,240,000      3,191,400
                                  -----------------------------------------------------------------------------------------------
                                  Banco de Colombia, 5.20% Cv. Jr. Unsec. Sub. Nts., 2/1/99(5)           1,250,000      1,131,250
                                  -----------------------------------------------------------------------------------------------
                                  Banco Nacional de Mexico SA, 11% Sub. Exchangeable
                                  Capital Debs., 7/15/03                                                 9,750,000     10,261,875
                                  -----------------------------------------------------------------------------------------------
                                  Bank Dagang Nasional Indonesia, Zero Coupon Negotiable CD:
                                  14.457%, 11/20/97(13) (IDR)                                        7,500,000,000      2,878,653
                                  14.91%, 11/21/97(13) (IDR)                                        12,400,000,000      4,757,726
                                  14.346%, 11/24/97(13) (IDR)                                       10,000,000,000      3,832,907
                                  -----------------------------------------------------------------------------------------------
                                  Bank of America Malaysia, Zero Coupon Nts., 7.202%,
                                  4/25/97(13) MYR                                                        8,650,000      3,476,383
                                  -----------------------------------------------------------------------------------------------
                                  Citibank Malaysia Banker's Acceptance, Zero Coupon
                                  Negotiable CD, 7.157%, 5/7/97(13) MYR                                  1,300,000        521,216
                                  -----------------------------------------------------------------------------------------------
                                  Deutsche Bank Malaysia, Zero Coupon Negotiable CD,
                                  4.688%, 5/27/97(13) MYR                                               25,000,000      9,983,683
                                  -----------------------------------------------------------------------------------------------
                                  First Nationwide Escrow Corp., 10.625% Sr. Sub. Nts., 10/1/03(7)      13,650,000     14,503,125
                                  -----------------------------------------------------------------------------------------------
                                  Ocwen Financial Corp., 11.875% Nts., 10/1/03                           8,500,000      9,307,500
                                  -----------------------------------------------------------------------------------------------
                                  Ongko International Finance Co. BV, 10.50% Gtd. Nts., 3/29/04(7)      11,100,000     11,058,375
                                  -----------------------------------------------------------------------------------------------
                                  Standard Charter Berhad Banker's Acceptance,
                                  Zero Coupon Negotiable CD:
                                  7.185%, 5/15/97(13) (MYR)                                              1,500,000        600,448
                                  7.187%, 5/7/97(13) (MYR)                                               1,500,000        601,403
                                                                                                                      -----------
                                                                                                                      101,599,280

---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.5%       Aames Financial Corp., 9.125% Sr. Nts., 11/1/03                        1,945,000      1,901,237
                                  -----------------------------------------------------------------------------------------------
                                  Americredit Corp., 9.25% Sr. Nts., 2/1/04(7)                           8,400,000      8,169,000
                                  -----------------------------------------------------------------------------------------------
                                  Amresco, Inc., 10% Sr. Sub. Nts., Series 97-A, 3/15/04                 5,500,000      5,438,125
                                  -----------------------------------------------------------------------------------------------
                                  Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98                     12,980,000     12,769,075
                                  -----------------------------------------------------------------------------------------------
                                  ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(5)                              504,459        557,428
                                  -----------------------------------------------------------------------------------------------
                                  General Electric Capital Corp., 11.625% Nts., 10/29/97 SKK           913,800,000     27,408,710
                                  -----------------------------------------------------------------------------------------------
                                  Olympic Financial Ltd., Units (each unit consists of $1,000 principal amount of 11.50% sr. nts., 3/15/07 and one warrant
                                  to purchase 6.84 shares of common stock)(16)                           5,200,000      5,135,000
                                  -----------------------------------------------------------------------------------------------
                                  PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts.,
                                  9.39%, 7/14/98(13)                                                    11,350,000     10,056,611
                                  -----------------------------------------------------------------------------------------------
                                  Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec. Nts.,
                                  Series B, 4/1/02                                                      18,625,000     20,021,875
                                  -----------------------------------------------------------------------------------------------
                                  Wilshire Financial Services Group, Inc., 13% Nts., 1/1/04             10,500,000     10,578,750
                                                                                                                     ------------
                                                                                                                      102,035,811

---------------------------------------------------------------------------------------------------------------------------------
INSURANCE--0.1%                   Terra Nova Insurance (UK) Holdings plc, 10.75% Sr. Nts., 7/1/05          900,000        995,764
                                  -----------------------------------------------------------------------------------------------
                                  Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03(7)                   7,750,000      7,711,250
                                                                                                                       ----------

                                                                                                                        8,707,014


                                  17  Oppenheimer Strategic Income Fund

                                  STATEMENT OF INVESTMENTS   (Unaudited) (Continued)

                                                                                                     FACE            MARKET VALUE
                                                                                                     AMOUNT(1)       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
HOUSING RELATED--0.4%
---------------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--0.1%          Building Materials Corp. of America, 8.625% Sr. Nts., 12/15/06     $   3,350,000   $  3,278,812
                                  -----------------------------------------------------------------------------------------------
                                  Nortek, Inc., 9.25% Sr. Nts., 3/15/07(7)                               1,850,000      1,831,500
                                                                                                                      -----------
                                                                                                                        5,110,312

---------------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/                     Blue Bell Funding, Inc., 11.85% Sec. Extendible Adjustable
REAL ESTATE--0.3%                 Rate Nts., 5/1/99                                                      4,414,000      4,524,350
                                  -----------------------------------------------------------------------------------------------
                                  Continental Homes Holding Corp., 10% Gtd. Unsec. Bonds, 4/15/06          660,000        663,300
                                  -----------------------------------------------------------------------------------------------
                                  First Place Tower, Inc.:
                                  9.22% First Mtg. Bonds, 12/15/05 (CAD)                                 1,547,050      1,251,003
                                  Units (each unit consists of one $10 principal amount of
                                  8.50% cv. sub. debs., 12/15/15 and 40 common shares)(16) (CAD)           930,410      1,502,207
                                  -----------------------------------------------------------------------------------------------
                                  Greystone Homes, Inc., 10.75% Sr. Nts., 3/1/04                         2,400,000      2,502,000
                                  -----------------------------------------------------------------------------------------------
                                  Hovnanian K. Enterprises, Inc., 11.25% Gtd. Sub. Nts., 4/15/02         6,900,000      7,158,750
                                                                                                                       ----------
                                                                                                                       17,601,610

---------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--2.4%
---------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/ELECTRONICS/            America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                  25,940,000     27,301,850
COMPUTERS--1.3%                   -----------------------------------------------------------------------------------------------
                                  Atlas Air, Inc., 12.25% Pass-Through Certificates, 12/1/02(5)         11,000,000     11,880,000
                                  -----------------------------------------------------------------------------------------------
                                  Bell & Howell Co. (New), 0%/11.50% Sr. Disc. Debs., Series B,
                                   3/1/05(14)                                                            3,400,000      2,635,000
                                  -----------------------------------------------------------------------------------------------
                                  Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07(7)                          1,800,000      1,764,000
                                  -----------------------------------------------------------------------------------------------
                                  GPA Delaware, Inc.:
                                  8.75% Gtd. Nts., 12/15/98                                             19,105,000     19,296,050
                                  9.75%, 12/10/01(5)                                                     2,000,000      2,078,750
                                  -----------------------------------------------------------------------------------------------
                                  GPA Holland BV, 8.94% Medium-Term Nts., Series C, 2/16/99(5)           2,000,000      2,035,000
                                  -----------------------------------------------------------------------------------------------
                                  Northwest Airlines, Inc., 12.092% Sr. Gtd. Nts., 12/31/00(5)           2,674,346      2,747,891
                                  -----------------------------------------------------------------------------------------------
                                  Rohr, Inc., 11.625% Sr. Nts., 5/15/03                                  7,600,000      8,464,500
                                  -----------------------------------------------------------------------------------------------
                                  Tracor, Inc., 8.50% Sr. Sub. Nts., 3/1/07(7)                           3,190,000      3,110,250
                                  -----------------------------------------------------------------------------------------------
                                  Unisys Corp.:
                                  11.75% Sr. Nts., 10/15/04                                              3,800,000      3,971,000
                                  15% Credit Sensitive Nts., 7/1/97(5)(6)                                5,250,000      5,538,750
                                                                                                                      -----------
                                                                                                                       90,823,041

---------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.4%                  Aftermarket Technology Corp., 12% Sr. Sub. Nts., Series B, 8/1/04      3,400,000      3,757,000
                                  -----------------------------------------------------------------------------------------------
                                  Chrysler Financial Corp., 13.25% Nts., 10/15/99                        4,500,000      5,157,949
                                  -----------------------------------------------------------------------------------------------
                                  Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts., 4/15/06      9,650,000     10,566,750
                                  -----------------------------------------------------------------------------------------------
                                  Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06           5,165,000      5,604,025
                                  -----------------------------------------------------------------------------------------------
                                  Lear Corp., 9.50% Sub. Nts., 7/15/06                                   3,200,000      3,328,000
                                  -----------------------------------------------------------------------------------------------
                                  Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04(5)                      2,700,000      2,706,750
                                                                                                                      -----------
                                                                                                                       31,120,474

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--0.7%               Clark-Schwebel, Inc., 10.50% Sr. Nts., 4/15/06                         8,200,000      8,630,500
                                  -----------------------------------------------------------------------------------------------
                                  Communications & Power Industries, Inc.,
                                  12% Sr. Sub. Nts., Series B, 8/1/05(5)                                11,103,000     12,352,087
                                  -----------------------------------------------------------------------------------------------
                                  Foamex LP/Foamex Capital Corp.:
                                  11.25% Sr. Nts., 10/1/02                                               2,500,000      2,643,750
                                  9.50% Gtd. Sr. Sec. Nts., 6/1/00(5)                                    3,672,000      3,736,260



                                  18  Oppenheimer Strategic Income Fund


                                                                                                     FACE            MARKET VALUE
                                                                                                     AMOUNT(1)       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS                     Mettler Toledo, Inc., 9.75% Gtd. Sr. Sub. Nts., 10/1/06            $   8,700,000   $  9,004,500
(CONTINUED)                       -----------------------------------------------------------------------------------------------
                                  Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05(5)                     3,226,000      3,621,185
                                  -----------------------------------------------------------------------------------------------
                                  Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07           2,900,000      2,856,932
                                  -----------------------------------------------------------------------------------------------
                                  Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(5)                  5,000,000      5,050,000
                                                                                                                      -----------
                                                                                                                       47,895,214

---------------------------------------------------------------------------------------------------------------------------------
MEDIA--3.0%
---------------------------------------------------------------------------------------------------------------------------------
BROADCASTING--0.6%                American Radio Systems Corp., 9% Sr. Sub. Nts., 2/1/06                 2,800,000      2,772,000
                                  -----------------------------------------------------------------------------------------------
                                  Argyle Television, Inc., 9.75% Sr. Sub. Nts., 11/1/05                  2,250,000      2,328,750
                                  -----------------------------------------------------------------------------------------------
                                  Chancellor Broadcasting Co., 12.50% Sr. Sub. Nts., 10/1/04(5)          3,740,000      4,207,500
                                  -----------------------------------------------------------------------------------------------
                                  New City Communications, Inc., 11.375% Sr. Sub. Nts., 11/1/03(5)       7,125,000      7,766,250
                                  -----------------------------------------------------------------------------------------------
                                  Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03              2,000,000      2,178,078
                                  -----------------------------------------------------------------------------------------------
                                  Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02            8,025,000      8,325,937
                                  -----------------------------------------------------------------------------------------------
                                  SCI Television, Inc., 11% Sr. Sec. Nts., 6/30/05(5)                    2,153,155      2,309,259
                                  -----------------------------------------------------------------------------------------------
                                  TV Azteca SA de CV:
                                  10.125% Sr. Nts., 2/15/04(7)                                           4,000,000      3,921,300
                                  10.50% Sr. Nts., 2/15/07(7)                                            7,850,000      7,693,000
                                  -----------------------------------------------------------------------------------------------
                                  Young Broadcasting, Inc., 9% Sr. Sub. Nts., Series B, 1/15/06            825,000        787,875
                                                                                                                      -----------
                                                                                                                       42,289,949

---------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--1.4%            American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts., 6/15/04(14)      3,744,080      1,235,546
                                  -----------------------------------------------------------------------------------------------
                                  Cablevision Industries Corp., 9.25% Sr. Debs., Series B, 4/1/08        4,400,000      4,567,767
                                  -----------------------------------------------------------------------------------------------
                                  Cablevision Systems Corp.:
                                  10.50% Sr. Sub. Debs., 5/15/16                                         7,950,000      8,069,250
                                  10.75% Sr. Sub. Debs., 4/1/04                                          6,050,000      6,246,625
                                  9.875% Sr. Sub. Debs., 2/15/13                                         2,620,000      2,547,950
                                  9.875% Sr. Sub. Nts., 5/15/06                                          1,715,000      1,723,575
                                  -----------------------------------------------------------------------------------------------
                                  Echostar I, 8.25% Bonds, 2/26/01(5)                                    3,712,210      3,665,808
                                  -----------------------------------------------------------------------------------------------
                                  Echostar II, 8.25% Bonds, 11/9/01(5)                                   3,292,940      3,251,779
                                  -----------------------------------------------------------------------------------------------
                                  EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(14)   1,215,000      1,044,900
                                  -----------------------------------------------------------------------------------------------
                                  EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec.
                                  Disc. Nts., 3/15/04(14)                                                1,620,000      1,304,100
                                  -----------------------------------------------------------------------------------------------
                                  Fundy Cable Ltd./Ltee, 11% Sr. Sec. Second Priority Nts.,
                                  11/15/05(5)                                                            3,400,000      3,519,000
                                  -----------------------------------------------------------------------------------------------
                                  Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts.,
                                  Series B, 11/1/03(6)                                                  11,649,000     11,852,857
                                  -----------------------------------------------------------------------------------------------
                                  Marcus Cable Operating Co. LP/Marcus Cable Capital Corp.,
                                  0%/13.50% Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04(14)              1,900,000      1,541,375
                                  -----------------------------------------------------------------------------------------------
                                  Optel, Inc., Units (each unit consists of $1,000 principal amount of 13% sr. nts., 2/15/05 and one warrant to purchase one share
                                  non-vtg. common stock)(7)(16)                                          7,800,000      7,176,000
                                  -----------------------------------------------------------------------------------------------
                                  Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub. Disc. Nts.,
                                  8/1/03(14)                                                            24,500,000     23,091,250
                                  -----------------------------------------------------------------------------------------------
                                  Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec. Debs.,
                                  12/1/07                                                                5,000,000      5,212,500
                                  -----------------------------------------------------------------------------------------------
                                  TCI Satellite Entertainment, Inc.:
                                  0%/10.875% Sr. Sub. Nts., 2/15/07(7)(14)                               2,105,000        957,775
                                  10.875% Sr. Sub. Nts., 2/15/07(7)                                      3,260,000      2,868,800
                                  -----------------------------------------------------------------------------------------------
                                  TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                          3,600,000      3,893,144
                                                                                                                      -----------
                                                                                                                       93,770,001



                                  19  Oppenheimer Strategic Income Fund


                                  STATEMENT OF INVESTMENTS   (Unaudited) (Continued)

                                                                                                     FACE            MARKET VALUE
                                                                                                     AMOUNT(1)       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--0.7%           Ackerley Communications, Inc., 10.75% Sr. Sec. Nts., Series A,
                                  10/1/03                                                             $  9,050,000    $ 9,547,750
                                  -----------------------------------------------------------------------------------------------
                                  GSP I Corp., 10.15% First Mtg. Bonds, 6/24/10(7)                         802,929        732,392
                                  -----------------------------------------------------------------------------------------------
                                  Heritage Media Corp., 8.75% Sr. Sub. Nts., 2/15/06                     1,425,000      1,503,375
                                  -----------------------------------------------------------------------------------------------
                                  Katz Media Corp., 10.50% Sr. Sub. Nts., 1/15/07(7)                     4,325,000      4,195,250
                                  -----------------------------------------------------------------------------------------------
                                  Lamar Advertising Co., 9.625% Sr. Sub. Nts., 12/1/06                   8,575,000      8,596,437
                                  -----------------------------------------------------------------------------------------------
                                  News America Holdings, Inc., 10.125% Gtd. Sr. Debs., 10/15/12          3,300,000      3,694,419
                                  -----------------------------------------------------------------------------------------------
                                  Time Warner Entertainment LP/Time Warner, Inc., 8.375% Sr. Debs.,
                                  3/15/23                                                                9,254,000      9,171,130
                                  -----------------------------------------------------------------------------------------------
                                  Time Warner, Inc., 9.125% Debs., 1/15/13                               2,000,000      2,127,844
                                  -----------------------------------------------------------------------------------------------
                                  Universal Outdoor, Inc.:
                                  9.75% Sr. Sub. Nts., 10/15/06                                          6,785,000      6,869,813
                                  9.75% Sr. Sub. Nts., Series B, 10/15/06(7)                             3,175,000      3,123,406
                                                                                                                      -----------
                                                                                                                       49,561,816


---------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM--0.2%          Imax Corp., 10% Sr. Nts., 3/1/01                                      13,780,000     14,072,825
---------------------------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING--0.1%         Hollinger International Publishing, Inc., 9.25% Gtd. Sr.
                                  Sub. Nts., 3/15/07                                                     2,700,000      2,632,500
                                  -----------------------------------------------------------------------------------------------
                                  Sun Media Corp., 9.50% Sr. Sub. Nts., 2/15/07(7)                       3,100,000      3,014,750
                                                                                                                      -----------
                                                                                                                        5,647,250

---------------------------------------------------------------------------------------------------------------------------------
OTHER--1.3%
---------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.6%               Acadia Partners LP, 13% Sr. Sub. Nts., 10/1/97(7)                     25,000,000     25,812,500
                                  -----------------------------------------------------------------------------------------------
                                  Empresas ICA Sociedad Controladora SA de CV, 11.875% Nts., 5/30/01     3,500,000      3,740,625
                                  -----------------------------------------------------------------------------------------------
                                  Grupo Mexicano de Desarrollo SA, 8.25% Gtd. Nts., 2/17/01(7)           6,000,000      3,915,000
                                  -----------------------------------------------------------------------------------------------
                                  MacAndrews & Forbes Holdings, Inc., 13% Sub. Debs., 3/1/99(5)          4,222,000      4,248,388
                                  -----------------------------------------------------------------------------------------------
                                  Mechala Group Jamaica Ltd., 12.75% Bonds, 12/30/99(7)                  4,870,000      5,006,969
                                                                                                                       ----------
                                                                                                                       42,723,482

---------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL--0.0%               Allied Waste North America, Inc., 10.25% Sr. Sub. Nts., 12/1/06(7)     1,905,000      1,985,963
                                  -----------------------------------------------------------------------------------------------
                                  Mid-American Waste Systems, Inc., 12.25% Sr. Sub. Nts., 2/15/03(5)(15) 1,000,000        517,500
                                                                                                                       ----------
                                                                                                                        2,503,463

---------------------------------------------------------------------------------------------------------------------------------
SERVICES--0.7%                    Borg-Warner Security Corp., 9.125% Sr. Sub. Nts., 5/1/03              10,660,000     10,526,750
                                  -----------------------------------------------------------------------------------------------
                                  Coinstar, Inc., Units (each unit consists of $1,000 principal amount of %/13% sr. sub. disc. nts., 10/1/06 and one warrant to
                                  purchase seven ordinary shares)(5)(14)(16)                             6,650,000      4,821,250
                                  -----------------------------------------------------------------------------------------------
                                  Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09(7)     5,000,000      4,850,000
                                  -----------------------------------------------------------------------------------------------
                                  Neodata Services, Inc., 12% Sr. Nts., Series B, 5/1/03                 4,000,000      4,270,000
                                  -----------------------------------------------------------------------------------------------
                                  Protection One Alarm Monitoring, Inc.:
                                  0%/13.625% Sr. Disc. Nts., 6/30/05(14)                                 4,650,000      4,475,625
                                  6.75% Cv. Gtd. Sr. Sub. Nts., 9/15/03                                  8,500,000      8,085,625
                                  -----------------------------------------------------------------------------------------------
                                  Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(7)       15,000,000     12,656,250
                                                                                                                      -----------
                                                                                                                       49,685,500



                                  20  Oppenheimer Strategic Income Fund


                                                                                                       FACE          MARKET VALUE
                                                                                                       AMOUNT(1)     SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RETAIL--1.4%
---------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.5%         Brylane LP/Brylane Capital Corp., 10% Sr. Sub. Nts., Series B,
                                  9/1/03                                                               $ 4,000,000    $ 4,210,000
                                  -----------------------------------------------------------------------------------------------
                                  Central Termica Guemes, 12% Bonds, 11/26/01(5)                         6,025,000      6,190,688
                                  -----------------------------------------------------------------------------------------------
                                  Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01(5)                 6,050,000      6,624,750
                                  -----------------------------------------------------------------------------------------------
                                  Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03               6,600,000      7,045,500
                                  -----------------------------------------------------------------------------------------------
                                  Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03                    5,185,000      5,483,138
                                  -----------------------------------------------------------------------------------------------
                                  United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05             5,000,000      5,625,000
                                                                                                                      -----------
                                                                                                                       35,179,076

---------------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.9%                Grand Union Co., 12% Sr. Nts., 9/1/04                                 28,023,000     27,952,943
                                  -----------------------------------------------------------------------------------------------
                                  Jitney-Jungle Stores of America, Inc., 12% Gtd. Sr. Nts., 3/1/06       6,350,000      6,746,875
                                  -----------------------------------------------------------------------------------------------
                                  Kroger Co., 8.50% Sr. Sec. Debs., 6/15/03                              4,000,000      4,052,404
                                  -----------------------------------------------------------------------------------------------
                                  Pathmark Stores, Inc., 9.625% Sr. Sub. Nts., 5/1/03                    1,130,000      1,084,800
                                  -----------------------------------------------------------------------------------------------
                                  Ralph's Grocery Co.:
                                  (New), 11% Sr. Sub. Nts., 6/15/05(7)                                   7,900,000      8,186,375
                                  10.45% Sr. Nts., 6/15/04                                              11,090,000     11,672,225
                                  13.75% Sr. Sub. Nts., 6/15/05                                          1,500,000      1,590,000
                                  -----------------------------------------------------------------------------------------------
                                  Smith's Food & Drug Centers, Inc., 11.25% Sr. Unsec. Sub. Nts.,
                                  5/15/07                                                                3,230,000      3,528,775
                                                                                                                       ----------
                                                                                                                       64,814,397

---------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.3%
---------------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION--0.0%          American International Group, Inc., 11.70% Unsec. Unsub.
                                  Bonds, 12/4/01 (ITL)                                               3,000,000,000      2,075,903
---------------------------------------------------------------------------------------------------------------------------------

RAILROADS--0.3%                   Transtar Holdings LP/Transtar Capital Corp., 0%/13.375%
                                  Sr. Disc. Nts., Series B, 12/15/03(5)(14)                             25,566,000     20,772,375
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES--7.9%
---------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.9%          Beaver Valley II Funding Corp., 9% Second Lease Obligation Bonds,
                                  6/1/17                                                                   956,000        928,515
                                  -----------------------------------------------------------------------------------------------
                                  C.A. La Electricidad de Caracas, 6.688% Exchange Eurobonds,
                                  9/30/03(5)(6)                                                          3,158,996      2,882,585
                                  -----------------------------------------------------------------------------------------------
                                  CalEnergy, Inc., 9.50% Sr. Nts., 9/15/06                               1,000,000      1,037,500
                                  -----------------------------------------------------------------------------------------------
                                  California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04               20,740,000     22,191,800
                                  -----------------------------------------------------------------------------------------------
                                  Calpine Corp.:
                                  10.50% Sr. Nts., 5/15/06                                               2,955,000      3,180,319
                                  9.25% Sr. Nts., 2/1/04                                                 1,370,000      1,393,975
                                  -----------------------------------------------------------------------------------------------
                                  CE Casecnan Water & Energy, Inc., 11.95% Sr. Nts., Series B, 11/15/10  1,800,000      2,014,875
                                  -----------------------------------------------------------------------------------------------
                                  Centragas Natural Gas Transmission System,
                                  10.65% Sr. Sec. Bonds, 12/1/10(7)                                      8,398,799      8,997,214
                                  -----------------------------------------------------------------------------------------------
                                  El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11         9,500,000     10,331,250
                                  -----------------------------------------------------------------------------------------------
                                  First PV Funding Corp.:
                                  10.15% Lease Obligation Bonds, Series 1986B, 1/15/16                   9,530,000     10,161,363
                                  10.30% Lease Obligation Bonds, Series 1986A, 1/15/14                  12,206,000     13,014,648
                                  -----------------------------------------------------------------------------------------------
                                  New Zealand Electric Corp., 10% Debs., 10/15/01 (NZD)                 19,420,000     14,227,871
                                  -----------------------------------------------------------------------------------------------
                                  Subic Power Corp.:
                                  9.50% Sr. Sec. Nts., 12/28/08                                          6,579,310      6,776,690
                                  9.50% Sr. Sec. Nts., 12/28/08(7)                                       5,296,551      5,455,448
                                  -----------------------------------------------------------------------------------------------
                                  Tenaga Nasional Berhad, Zero Coupon Malaysian Commercial Paper,
                                  7.108%, 5/26/97(13) (MYR)                                             65,300,000     26,082,542
                                                                                                                      -----------
                                                                                                                      128,676,595


                                  21  Oppenheimer Strategic Income Fund


                                  STATEMENT OF INVESTMENTS   (Unaudited) (Continued)

                                                                                                     FACE            MARKET VALUE
                                                                                                     AMOUNT(1)       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--6.0%          American Communications Services, Inc.:
                                  0%/12.75% Sr. Disc. Nts., 4/1/06(14)                               $   6,050,000   $  3,372,875
                                  0%/13% Sr. Disc. Nts., 11/1/05(14)                                     7,400,000      4,421,500
                                  -----------------------------------------------------------------------------------------------
                                  Bell Cablemedia plc:
                                  0%/11.875% Sr. Disc. Nts., 9/15/05(14)                                 7,950,000      6,360,000
                                  0%/11.95% Sr. Disc. Nts., 7/15/04(14)                                 23,300,000     20,300,125
                                  -----------------------------------------------------------------------------------------------
                                  Brooks Fiber Properties, Inc.:
                                  0%/10.875% Sr. Disc. Nts., 3/1/06(14)                                  1,600,000      1,024,000
                                  0%/11.875% Sr. Disc. Nts., 11/1/06(14)                                24,800,000     15,190,000
                                  -----------------------------------------------------------------------------------------------
                                  Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts., 12/1/04(14)      6,800,000      5,712,000
                                  -----------------------------------------------------------------------------------------------
                                  Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(5)(14)                 11,400,000      9,804,000
                                  -----------------------------------------------------------------------------------------------
                                  CellNet Data Systems, Inc., 0%/13% Sr. Disc. Nts., 6/15/05(5)(14)      6,700,000      4,522,500
                                  -----------------------------------------------------------------------------------------------
                                  Cellular Communications International, Inc., Zero Coupon
                                  Sr. Disc. Nts., 14.902%, 8/15/00(13)                                  34,615,000     25,009,338
                                  -----------------------------------------------------------------------------------------------
                                  Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03(14)             26,956,000     25,001,690
                                  -----------------------------------------------------------------------------------------------
                                  Colt Telecom Group plc, Units (each unit consists of $1,000 principal amount of 0%/12% sr. disc. nts., 12/15/06 and one
                                  warrant to purchase 7.8 ordinary shares)(14)(16)                      14,730,000      8,911,650
                                  -----------------------------------------------------------------------------------------------
                                  Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs.,
                                  11/15/07(14)                                                           5,525,000      3,757,000
                                  -----------------------------------------------------------------------------------------------
                                  Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon Bonds,
                                  11/15/03(14)                                                           8,859,000      6,134,858
                                  -----------------------------------------------------------------------------------------------
                                  Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts.,
                                  12/15/05(14)                                                          28,700,000     18,798,500
                                  -----------------------------------------------------------------------------------------------
                                  Dobson Communications Corp., 11.75% Sr. Nts., 4/15/07(7)               2,640,000      2,587,200
                                  -----------------------------------------------------------------------------------------------
                                  Geotek Communications, Inc.:
                                  0%/15% Sr. Sec. Disc. Nts., 7/15/05(14)                               21,100,000     12,396,250
                                  12% Cv. Sr. Sub. Nts., 2/15/01                                           750,000        622,500
                                  -----------------------------------------------------------------------------------------------
                                  Globalstar LP/Globalstar Capital Corp., Units (each unit consists of $1,000 principal amount of 11.375% sr. nts., 2/15/04 and one
                                  warrant to purchase 2.0645 ordinary shares)(7)(16)                     4,315,000      4,250,275
                                  -----------------------------------------------------------------------------------------------
                                  GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub. Disc. Nts.,
                                  12/15/05(7)(14)                                                        1,800,000      1,242,000
                                  -----------------------------------------------------------------------------------------------
                                  GST USA, Inc., 0%/13.875% Bonds, 12/15/05(14)                         14,325,000      8,774,063
                                  -----------------------------------------------------------------------------------------------
                                  Hyperion Telecommunications, Inc., 0%/13% Sr. Disc. Nts., Series B,
                                  4/15/03(14)                                                            1,035,000        577,013
                                  -----------------------------------------------------------------------------------------------
                                  ICG Holdings, Inc.:
                                  0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(14)                              1,465,000        922,950
                                  0%/13.50% Sr. Disc. Nts., 9/15/05(14)                                 16,025,000     10,937,063
                                  -----------------------------------------------------------------------------------------------
                                  McCaw International Ltd., Units (each unit consists of $1,000 principal amount of 0%/13% sr. disc. nts., 4/15/07 and one warrant
                                  to purchase 0.10616 share of common stock)(7)(14)(16)                 10,700,000      5,082,500
                                  -----------------------------------------------------------------------------------------------
                                  McLeod, Inc., 0%/10.50% Sr. Disc. Nts., 3/1/07(7)(14)                  2,590,000      1,450,400
                                  -----------------------------------------------------------------------------------------------
                                  Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07                        8,810,000      7,092,050
                                  -----------------------------------------------------------------------------------------------
                                  MFS Communications Co., Inc.:
                                  0%/8.875% Sr. Disc. Nts., 1/15/06(14)                                  5,815,000      4,426,669
                                  0%/9.375% Sr. Disc. Nts., 1/15/04(14)                                 23,896,000     21,715,490
                                  -----------------------------------------------------------------------------------------------
                                  Mobile Telecommunications Technologies Corp., 13.50% Sr. Nts.,
                                  12/15/02                                                               1,150,000      1,040,750
                                  -----------------------------------------------------------------------------------------------
                                  NTL, Inc.:
                                  0%/10.875% Sr. Deferred Coupon Nts., 10/15/03(14)                        900,000        724,500
                                  10% Sr. Nts., 2/15/07(7)                                               7,725,000      7,416,000
                                  -----------------------------------------------------------------------------------------------
                                  Occidente y Caribe Celular SA, 0%/14% Sr. Disc. Nts., Series B,
                                  3/15/04(5)(14)                                                         5,400,000      3,348,000


                                  22  Oppenheimer Strategic Income Fund

                                                                                                    FACE             MARKET VALUE
                                                                                                    AMOUNT(1)        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                Omnipoint Corp.:
(CONTINUED)                       11.625% Sr. Nts., 8/15/06(7)                                      $   11,400,000   $ 10,089,000
                                  11.625% Sr. Nts., 8/15/06                                              8,525,000      7,544,625
                                  -----------------------------------------------------------------------------------------------
                                  ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04        17,585,000     17,892,738
                                  -----------------------------------------------------------------------------------------------
                                  Petersburg Long Distance, Inc.:
                                  9% Cv. Sub. Nts., 6/1/06(7)                                            1,500,000      1,561,875
                                  Units (each unit consists of $1,000 principal amount of 0%/14%
                                  sr. disc. nts., 6/1/04 and one warrant to purchase 34 ordinary
                                  shares)(5)(14)(16)                                                    13,200,000     11,088,000
                                  -----------------------------------------------------------------------------------------------
                                  PriCellular Wireless Corp.:
                                  0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(14)                             7,900,000      7,110,000
                                  0%/14% Sr. Sub. Disc. Nts., 11/15/01(5)(14)                           23,817,000     23,936,085
                                  10.75% Sr. Nts., 11/1/04                                               1,455,000      1,447,725
                                  -----------------------------------------------------------------------------------------------
                                  Real Time Data, Inc., Units (each unit consists of $1,000
                                  principal amount of 0%/13.50% sub. disc. nts., 8/15/06 and one
                                  warrant to purchase six ordinary shares)(5)(14)(16)                   18,540,000     10,289,700
                                  -----------------------------------------------------------------------------------------------
                                  Sprint Spectrum LP/Sprint Spectrum Finance Corp.,
                                  0%/12.50% Sr. Disc. Nts., 8/15/06(14)                                  3,240,000      2,122,200
                                  -----------------------------------------------------------------------------------------------
                                  Telefonica de Argentina SA, 11.875% Unsec. Nts., 11/1/04                 300,000        336,000
                                  -----------------------------------------------------------------------------------------------
                                  Teleport Communications Group, Inc.:
                                  0%/11.125% Sr. Disc. Nts., 7/1/07(14)                                 21,675,000     14,522,250
                                  9.875% Sr. Nts., 7/1/06                                                2,270,000      2,366,475
                                  -----------------------------------------------------------------------------------------------
                                  TeleWest plc, 0%/11% Sr. Disc. Debs., 10/1/07(14)                     15,625,000     10,273,438
                                  -----------------------------------------------------------------------------------------------
                                  UNIFI Communications, Inc., Units (each unit consists of $1,000 principal amount of 14% sr. nts., 3/1/04 and one warrant
                                  to purchase 27.52 ordinary shares)(7)(16)                             11,400,000     11,457,000
                                  -----------------------------------------------------------------------------------------------
                                  USA Mobile Communications, Inc. II:
                                  14% Sr. Nts., 11/1/04                                                 13,350,000     13,984,125
                                  9.50% Sr. Nts., 2/1/04                                                 9,670,000      8,146,975
                                  -----------------------------------------------------------------------------------------------
                                  Videotron Holdings plc, 0%/11% Sr. Disc. Nts., 8/15/05(14)             1,650,000      1,307,625
                                  -----------------------------------------------------------------------------------------------
                                  Western Wireless Corp.:
                                  10.50% Sr. Sub. Nts., 2/1/07                                           1,125,000      1,119,375
                                  10.50% Sr. Sub. Nts., 6/1/06                                           7,925,000      7,885,375
                                                                                                                     ------------
                                                                                                                      417,406,295
                                                                                                                     ------------
                                  Total Corporate Bonds and Notes (Cost $2,016,420,390)                             2,046,686,178


                                                                                                        SHARES
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--0.4%
---------------------------------------------------------------------------------------------------------------------------------
                                  Berg Electronics Corp.(7)(17)                                             22,240        633,840
                                  -----------------------------------------------------------------------------------------------
                                  Celcaribe SA(5)(17)                                                    1,658,520      4,560,930
                                  -----------------------------------------------------------------------------------------------
                                  ECM Fund, L.P.I.(5)                                                          525        527,625
                                  -----------------------------------------------------------------------------------------------
                                  El Paso Electric Co.(17)                                                 500,506      3,003,036
                                  -----------------------------------------------------------------------------------------------
                                  Equitable Bag, Inc.(5)(17)                                                68,985        344,925
                                  -----------------------------------------------------------------------------------------------
                                  Grand Union Co.(17)                                                      218,257        777,541


                                  23  Oppenheimer Strategic Income Fund

                                  STATEMENT OF INVESTMENTS   (Unaudited) (Continued)

                                                                                                                    MARKET VALUE
                                                                                                       SHARES       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                     GST Telecommunications, Inc.(17)                                         235,400  $   1,765,500
(CONTINUED)                       -----------------------------------------------------------------------------------------------
                                  Ladish Co., Inc.(5)(17)                                                  806,000      1,511,250
                                  -----------------------------------------------------------------------------------------------
                                  Omnipoint Corp.(5)(17)                                                   640,625      5,933,789
                                  -----------------------------------------------------------------------------------------------
                                  Triangle Wire & Cable, Inc.(5)(17)                                       232,222        232,222
                                  -----------------------------------------------------------------------------------------------
                                  Vail Resorts, Inc.(17)                                                   200,000      3,900,000
                                  -----------------------------------------------------------------------------------------------
                                  Walter Industries, Inc.(17)                                              130,483      1,777,831
                                                                                                                      -----------
                                  Total Common Stocks (Cost $27,857,489)                                               24,968,489

---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--2.5%
---------------------------------------------------------------------------------------------------------------------------------
                                  American Radio Systems Corp., 11.375% Cum. Exchangeable
                                  Preferred Stock(7)(11)                                                     4,137        406,460
                                  -----------------------------------------------------------------------------------------------
                                  BankUnited Capital Trust, 10.25%, 12/31/26(7)                            100,500      9,924,375
                                  -----------------------------------------------------------------------------------------------
                                  Cablevision Systems Corp.:
                                  11.125% Exchangeable Preferred Stock, Series M(11)                        56,590      5,064,805
                                  8.50% Cum. Cv., Series I                                                  51,500      1,062,187
                                  -----------------------------------------------------------------------------------------------
                                  California Federal Bank:
                                  10.625% Non-Cum., Series B                                                89,475      9,842,250
                                  11.50% Non-Cum.                                                          111,500     12,599,500
                                  -----------------------------------------------------------------------------------------------
                                  CRIIMI MAE, Inc., 10.875% Cum. Cv. Preferred Stock, Series B             371,100     12,524,625
                                  -----------------------------------------------------------------------------------------------
                                  Earthwatch, Inc., 12% Cv. Sr. Preferred Stock, Series C(5)(11)           600,000      6,240,000
                                  -----------------------------------------------------------------------------------------------
                                  El Paso Electric Co., 11.40% Series A Preferred Stock(11)                100,323     11,085,691
                                  -----------------------------------------------------------------------------------------------
                                  Fidelity Federal Bank, 12% Non-Cum. Exchangeable
                                  Perpetual Preferred Stock, Series A(5)                                   160,000      4,680,000
                                  -----------------------------------------------------------------------------------------------
                                  Fresenius Medical Care Trust, 9% Preferred Securities                 20,750,000     20,750,000
                                  -----------------------------------------------------------------------------------------------
                                  Glendale Federal Bank, F.S.B., 8.75% Non-Cum. Cv., Series E               25,000      1,468,750
                                  -----------------------------------------------------------------------------------------------
                                  K-III Communications Corp.:
                                  $11.625 Exchangeable, Series B(5)(11)                                     70,912      7,764,868
                                  Sr. Exchangeable, Series A                                                80,000      2,120,000
                                  -----------------------------------------------------------------------------------------------
                                  Kelley Oil & Gas Corp., $2.625 Cv.(17)(18)                               152,500      3,736,250
                                  -----------------------------------------------------------------------------------------------
                                  NEXTLINK Communications, Inc., 14% Cum., Units (each unit
                                  consists of one sr. exchangeable preferred share and one
                                  warrant)(7)(16)(17)                                                       80,550      3,644,888
                                  -----------------------------------------------------------------------------------------------
                                  Panamsat Corp., 12.75% Sr. Preferred Exchangeable(5)(11)                  16,429     19,714,800
                                  -----------------------------------------------------------------------------------------------
                                  Prime Retail, Inc., $19.00 Cv., Series B                                 325,000      7,475,000
                                  -----------------------------------------------------------------------------------------------
                                  SD Warren Co., 14% Cum. Exchangeable, Series B(5)(17)                     86,770      3,232,183
                                  -----------------------------------------------------------------------------------------------
                                  SDW Holdings Corp., 15% Cum. Sr. Exchangeable Preferred Stock(5)(17)     162,350      5,519,900
                                  -----------------------------------------------------------------------------------------------
                                  TGX Corp., Series A(5)(17)                                               788,566      1,379,991
                                  -----------------------------------------------------------------------------------------------
                                  Unisys Corp., $3.75 Cv., Series A                                         80,000      2,850,000
                                  -----------------------------------------------------------------------------------------------
                                  Walden Residential Properties, Inc.:
                                  Preferred Stock                                                          387,400      9,878,700
                                  9.16% Cv. Preferred Stock, Series B                                      280,000      7,910,000
                                                                                                                      -----------
                                  Total Preferred Stocks (Cost $164,270,033)                                          170,875,223

---------------------------------------------------------------------------------------------------------------------------------
OTHER SECURITIES--0.1%
---------------------------------------------------------------------------------------------------------------------------------
                                  WorldCom, Inc., 8% Depositary Cv. Shares each Representing
                                  1/100 Share of Dividend Enhanced Convertible Stock (Cost $9,567,179)     125,000      9,812,500


                                  24  Oppenheimer Strategic Income Fund

                                                                                                                     MARKET VALUE
                                                                                                        UNITS        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES
--0.1%
---------------------------------------------------------------------------------------------------------------------------------
                                  American Communications Services, Inc. Wts., Exp. 11/05                    5,225       $209,000
                                  -----------------------------------------------------------------------------------------------
                                  American Telecasting, Inc. Wts.:
                                  Exp. 6/99                                                                119,070         96,744
                                  Exp. 8/00                                                                  8,000          5,000
                                  -----------------------------------------------------------------------------------------------
                                  Ames Department Stores, Inc., Litigation Trust(5)                        118,975          1,190
                                  -----------------------------------------------------------------------------------------------
                                  Australis Media Ltd. Wts., Exp. 5/00(5)                                      780              6
                                  -----------------------------------------------------------------------------------------------
                                  Becker Gaming, Inc. Wts., Exp. 11/00(5)                                  262,500         65,625
                                  -----------------------------------------------------------------------------------------------
                                  Capital Gaming International, Inc. Wts., Exp. 2/99(5)                     74,086            741
                                  -----------------------------------------------------------------------------------------------
                                  CellNet Data Systems, Inc. Wts., Exp. 6/05                                39,200        289,100
                                  -----------------------------------------------------------------------------------------------
                                  Cellular Communications International, Inc. Wts., Exp. 8/03(5)            16,370        278,290
                                  -----------------------------------------------------------------------------------------------
                                  Comunicacion Celular SA Wts., Exp. 11/03(5)                                8,109        567,630
                                  -----------------------------------------------------------------------------------------------
                                  Eye Care Centers of America, Inc. Wts., Exp. 10/03(5)                      6,600         31,350
                                  -----------------------------------------------------------------------------------------------
                                  Foamex LP/JPS Automotive Corp. Wts., Exp. 7/99(5)                          7,250        217,500
                                  -----------------------------------------------------------------------------------------------
                                  Geotek Communications, Inc. Wts., Exp. 7/05                              690,000      1,035,000
                                  -----------------------------------------------------------------------------------------------
                                  Hyperion Telecommunications, Inc. Wts., Exp. 4/01(5)                       1,035         31,050
                                  -----------------------------------------------------------------------------------------------
                                  ICG Communications, Inc. Wts., Exp. 9/05                                  46,860        281,160
                                  -----------------------------------------------------------------------------------------------
                                  IHF Capital, Inc., Series I Wts., Exp. 11/99(5)                            5,400        270,000
                                  -----------------------------------------------------------------------------------------------
                                  IHF Holdings, Inc. Wts., Exp. 11/99(5)                                     1,750        262,500
                                  -----------------------------------------------------------------------------------------------
                                  In-Flight Phone Corp. Wts., Exp. 8/02                                     13,050             --
                                  -----------------------------------------------------------------------------------------------
                                  Occidente y Caribe Celular SA Wts., Exp. 3/04(5)                          21,600            216
                                  -----------------------------------------------------------------------------------------------
                                  Omnipoint Corp. Wts., Exp. 11/00(5)                                      102,500        949,406
                                  -----------------------------------------------------------------------------------------------
                                  Protection One, Inc. Wts.:
                                  Exp. 11/03(5)                                                            182,000      1,100,190
                                  Exp. 6/05(5)                                                              13,440         81,245
                                  -----------------------------------------------------------------------------------------------
                                  Stroh Brewery Co. Wts., Exp. 7/06(5)                                      19,164        153,312
                                  -----------------------------------------------------------------------------------------------
                                  United International Holdings, Inc. Wts., Exp. 11/99(5)                   20,345        101,725
                                  -----------------------------------------------------------------------------------------------
                                  Venezuela Government Wts., Exp. 4/20                                      75,000             --
                                  -----------------------------------------------------------------------------------------------
                                  Walden Residential Properties, Inc. Wts., Exp. 1/02(5)                   196,400        306,875
                                                                                                                       ----------
                                  Total Rights, Warrants and Certificates (Cost $3,497,833)                             6,334,855

                                                                                                       FACE
                                                                                                       AMOUNT(1)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS--6.4%
---------------------------------------------------------------------------------------------------------------------------------
                                  Bayerische Landesbank, New York Branch CD:
                                  10.30%, 3/16/98 (linked to Greek Drachma on 3/14/98)                 $48,500,000     47,893,750
                                  13.75%, 8/18/97 (indexed to the cross currency rates of
                                  Greek Drachma and Chilean Peso)                                       25,400,000     25,273,000
                                  -----------------------------------------------------------------------------------------------
                                  Bayerische Landesbank Girozentrale, New York Branch:
                                  CD Linked Nts., 5.57%, 8/6/97 (linked to the Goldman Sachs
                                  Commodity Index Excess Return Index)(4)                                8,750,000      8,750,000
                                  Lehman Brothers High Yield Bond Index Nts., 12.50%, 7/8/97            11,250,000     10,939,500
                                  Lehman Brothers High Yield Bond Index Nts., 12.50%, 8/1/97             4,600,000      4,462,460
                                  Nikkei 225 Equity-Linked Nts., 6.03%, 4/23/98                         17,500,000     17,286,500
                                  -----------------------------------------------------------------------------------------------
                                  Canadian Imperial Bank of Commerce, New York Branch
                                  CD, 16.75%, 4/16/97 (indexed to the Federation GKO, Zero Coupon,
                                  4/9/97)                                                                9,600,000      9,594,000



                                  25  Oppenheimer Strategic Income Fund


                                  STATEMENT OF INVESTMENTS   (Unaudited) (Continued)

                                                                                                       FACE         MARKET VALUE
                                                                                                       AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS            CS First Boston Corp. Argentina Structured Product Asset Return
(CONTINUED)                       Trust Certificates, 9.40%, 9/1/97 [representing debt of Argentina
                                  (Republic of) Bonos del Tesoro Bonds, Series II, 5.438%, 9/1/97 and
                                  an interest rate swap between Credit Suisse Financial Products and
                                  the Trust](5)                                                        $ 1,428,571    $ 1,395,508
                                  -----------------------------------------------------------------------------------------------
                                  Goldman, Sachs & Co. Argentina Local Market Securities Trust,
                                  11.30%, 4/1/00 [representing debt of Argentina(Republic of) Bonos del Tesoro Bonds, Series 10, 5.627%, 4/1/00 and an interest rate
                                  swap between Goldman Sachs and the Trust](5)                          13,395,652     13,496,120
                                  -----------------------------------------------------------------------------------------------
                                  ING (U.S.) Capital Holdings Corp.:
                                  Pass-Through Nts., 11.50%, 7/8/97 (Linked to the European Bank of
                                  Reconstruction & Development Czech Crown Denominated Nts.,
                                  11.50%, 7/8/97) (CZK)                                                416,250,000     14,265,637
                                  Zero Coupon Chilean Peso Linked Nts. with Chilean Sovereign Risk,
                                  11.53%, 6/27/97(13)                                                   15,000,000     14,412,900
                                  Zero Coupon Chilean Peso Linked Nts., 11.813%, 6/23/97(13)             4,625,000      4,428,206
                                  Zero Coupon Chilean Peso Linked Nts., 11.741%, 6/24/97(13)             6,500,000      6,221,605
                                  Zero Coupon Czech Koruna Linked Nts., 11.911%, 6/26/97(13)             9,020,000      8,350,716
                                  Zero Coupon Czech Koruna Linked Nts., 11.964%, 7/7/97(13) (CZK)      155,201,203      5,181,570
                                  Zero Coupon Czech Koruna Linked Promissory Nts., 12.285%,
                                  6/20/97(13) (CZK)                                                    346,661,289     11,640,584
                                  Zero Coupon Czech Koruna Linked Promissory Nts., 12.184%,
                                  6/23/97(13) (CZK)                                                    539,944,685     18,112,264
                                  -----------------------------------------------------------------------------------------------
                                  ING (U.S.) Financial Holdings Corp., Zero Coupon:
                                  Czech Koruna Linked Promissory Nts., 10.979%, 11/17/97(13)(CZK)       26,368,371        841,628
                                  Czech Koruna/U.S. Dollar Linked Nts., 11.098%, 3/3/98(13)              9,645,000      8,550,292
                                  Czech Koruna/U.S. Dollar Linked Nts., 11.098%, 3/4/98(13)              9,645,000      8,608,163
                                  Korean Won/U.S. Dollar Linked Nts., 10.87%, 6/9/97(13)                10,190,000      9,144,914
                                  Nts., Linked to the Czech Koruna/Swiss Franc Exchange Rate,
                                  14.955%, 7/27/97(13) (CZK)                                            61,020,007      1,922,618
                                  Nts., Linked to the Greek Drachma/Swiss Franc Exchange Rate,
                                  14.829%, 12/4/97(13)                                                  19,750,000     17,811,143
                                  Nts., Linked to the Greek Drachma/Swiss Franc Exchange Rate,
                                  14.48%, 7/17/97(13)                                                    9,880,000      9,281,865
                                  Slovakia Koruna Linked Nts., 12.522%, 9/4/97(13)                       4,420,000      4,219,774
                                  South African Rand/U.S. Dollar Linked Nts., 15.41%, 3/18/98(13)       19,400,000     16,782,940
                                  -----------------------------------------------------------------------------------------------
                                  Internationale Nederlanden Bank NV, Prague Branch,
                                  Zero Coupon Promissory Nts., 10.516%, 4/28/97(13) (CZK)              116,600,000      3,973,590
                                  -----------------------------------------------------------------------------------------------
                                  Lehman Brothers Holdings, Inc., Zero Coupon :
                                  Greek Drachma/Swiss Franc Linked Nts., 14.709%, 1/15/98(13)            6,630,630      6,645,217
                                  U.S. Dollar Nts. Linked to Greek Drachma/Swiss Franc, 15.639%,
                                  12/23/97(13)                                                          10,200,000     10,781,400
                                  U.S. Dollar Nts. Linked to Greek Drachma/Swiss Franc, 15.453%,
                                  12/26/97(13)                                                           9,700,000     10,245,140
                                  U.S. Dollar Nts. Linked to Greek Drachma/Swiss Franc, 15.499%,
                                  12/30/97(13)                                                             150,000        156,990
                                  -----------------------------------------------------------------------------------------------
                                  Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99 (representing debt of Chemical Banking Corp., sub. capital nts., and equity
                                  of Citicorp, 7.75% preferred, series 22)(5)(16)                       10,000,000     11,704,000
                                  -----------------------------------------------------------------------------------------------
                                  Morgan Stanley Group, Inc. Repackaged Argentina Domestic
                                  Securities Trust, 14.75%, 9/1/02 [representing debt of Argentina
                                  (Republic of) Bonos de Consolidacion de Deudas Bonds, Series I,
                                  5.438%, 9/1/02](5)                                                     6,000,000      6,960,000
                                  -----------------------------------------------------------------------------------------------
                                  Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts.,
                                  9.896%, 5/2/97 (indexed to the Brazilian National Treasury Nts.,
                                  Zero Coupon, 5/3/97)(13)                                               4,550,000      4,515,420


                                  26  Oppenheimer Strategic Income Fund

                                                                                                        FACE        MARKET VALUE
                                                                                                        AMOUNT(1)   SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS            Salomon, Inc., Zero Coupon:
(CONTINUED)                       Chilean Peso-Indexed Enhanced Access Nts.:
                                  10.116%, 6/17/97(13)                                                  $8,927,536     $8,886,469
                                  10.636%, 9/9/97(13)                                                    9,830,000      9,312,942
                                  Russia S-Account Credit Linked Nts.:
                                  12.071%, 8/15/97(13)                                                  14,500,000     13,815,600
                                  11.862%, 8/28/97(13)                                                  29,000,000     27,503,600
                                  12.097%, 8/7/97(13)                                                   19,485,000     18,617,918
                                  12.068%, 8/8/97(13)                                                   10,850,000     10,362,835
                                  -----------------------------------------------------------------------------------------------
                                  SPARC EM Ltd., Zero Coupon Russian GKO Linked/U.S. Dollar Nts.,
                                  12.238%, 10/15/97(13)                                                  4,850,000      4,542,015
                                                                                                                     ------------
                                  Total Structured Instruments (Cost $452,444,391)                                    446,890,793



                                                                                 DATE     STRIKE         CONTRACTS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED--0.1%
----------------------------------------------------------------------------------------------------------------------------------
                                  Deutsche Mark Put Opt.                         5/97     1.633 (DEM)   83,765,000       1,377,683
                                  ------------------------------------------------------------------------------------------------
                                  Deutsche Mark Put Opt.                         5/97     1.64  (DEM)  371,340,000       5,327,615
                                  ------------------------------------------------------------------------------------------------
                                  Italy (Republic of) Treasury Bonds, Buoni del
                                  Tesoro Poliennali, 9.50%, 5/1/01 Put Opt.      7/97   102.30% (ITL)       29,104          23,284
                                                                                                                    --------------
                                  Total Put Options Purchased (Cost $6,320,441)                                          6,728,582

----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $7,594,597,713)                                                            109.2%  7,585,535,929
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                         (9.2)   (636,302,505)
                                                                                                          --------  --------------

NET ASSETS                                                                                                   100.0% $6,949,233,424
                                                                                                          --------  --------------
                                                                                                          --------  --------------


                                  1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
                                  ARP--Argentine Peso         IEP--Irish Punt
                                  AUD--Australian Dollar      ITL--Italian Lira
                                  CAD--Canadian Dollar        JPY--Japanese Yen
                                  CZK--Czech Koruna           MXP--Mexican Peso
                                  DEM--German Deutsche Mark   MYR--Malaysian Ringgit
                                  ESP--Spanish Peseta         NZD--New Zealand
                                  FIM--Finnish Markka              Dollar
                                  GBP--British Pound          PLZ--Polish Zloty
                                  Sterling                    SEK--Swedish Krona
                                  GRD--Greek Drachma          SKK--Slovakian Koruna
                                  IDR-Indonesian Rupiah       ZAR--South African Rand

                                  2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

                                  3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

                                  4. When-issued security to be delivered and settled after March 31, 1997.

                                  5. Identifies issues considered to be illiquid or restricted--See Note 8 of
                                  Notes to Financial Statements.

                                  6. Represents the current interest rate for a variable rate security.

                                  7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $329,610,786 or 4.74% of the Fund's net assets, at March 31, 1997.

                                  8. Securities with an aggregate market value of $13,472,940 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.


                                  27  Oppenheimer Strategic Income Fund



                                  STATEMENT OF INVESTMENTS   (Unaudited) (Continued)

                                  9. A sufficient amount of liquid assets has been designated to cover outstanding written call and put options, as follows:


                                            CONTRACTS/FACE               EXPIRATION     EXERCISE        PREMIUM      MARKET VALUE
                                            SUBJECT TO CALL/PUT          DATES          PRICE           RECEIVED     SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Banco Hipotecario Nacional (Argentina)
Medium-Term Nts.,
10.625%, 8/7/06 Call Option                    $ 15,000,000             8/7/00          100.00%         $  138,000     $  750,000
---------------------------------------------------------------------------------------------------------------------------------
Canadian Dollar Put Option                      177,170,000             5/23/97           1.375 (CAD)      505,740      1,116,172
---------------------------------------------------------------------------------------------------------------------------------
Canadian Dollar Put Option                       88,280,000             6/18/97            1.38 (CAD)      266,759        447,844
---------------------------------------------------------------------------------------------------------------------------------
Germany (Republic of) Bonds, Series
118, 5.25%, 2/21/01 Put Option                   27,577,703             7/16/97          99.57% (DEM)      661,865         19,304
---------------------------------------------------------------------------------------------------------------------------------
New Zealand Dollar Call Option                   42,830,000             5/29/97           1.434 (NZD)      307,396        244,131
---------------------------------------------------------------------------------------------------------------------------------
New Zealand Dollar Call Option                   19,600,000             5/28/97           1.438 (NZD)      135,240        127,988
---------------------------------------------------------------------------------------------------------------------------------
New Zealand Dollar Call Option                   73,500,000             5/23/97           1.441 (NZD)      514,500        517,440
---------------------------------------------------------------------------------------------------------------------------------
New Zealand Dollar Call Option                   39,080,000             6/9/97             1.42 (NZD)      281,376        155,538
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 6%, 2/15/26
Call Option                                    $ 98,080,000             4/11/97           93.00%           613,000            --
                                                                                                        -----------    ----------
                                                                                                        $3,423,876     $3,378,417
                                                                                                        -----------    ----------
                                                                                                        -----------    ----------

                                  10. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.
                                  11. Interest or dividend is paid in kind.
                                  12. Represents the current interest rate for an increasing rate security.
                                  13. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
                                  14. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
                                  15. Non-income producing--issuer is in default of interest payment.
                                  16. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
                                  17. Non-income producing security.
                                  18. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the
                                  Investment Company Act of 1940, at or during the period ended March 31, 1997.
                                  The aggregate fair value of all securities of affiliated companies as of
                                  March 31, 1997 amounted to $3,736,250. Transactions during the period in which the issuer was an affiliate are as follows:



                                 BALANCE                                                             BALANCE
                                 SEPTEMBER 30, 1996     GROSS ADDITIONS       GROSS REDUCTIONS       MARCH 31, 1997
                                 --------------------   --------------------  --------------------   --------------------
                                 SHARES    COST         SHARES    COST        SHARES    COST         SHARES    COST
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Kelley Oil & Gas Corp.,
$2.625 Cv.                       82,000    $1,754,725   70,500    $1,717,438      --    $       --   152,500   $3,472,163



                                  See accompanying Notes to Financial Statements.

                                  28  Oppenheimer Strategic Income Fund


                                  STATEMENT OF ASSETS AND LIABILITIES   March 31, 1997 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
ASSETS                            Investments, at value--see accompanying statement:
                                  Unaffiliated companies  (cost $7,591,125,550)                               $7,581,799,679
                                  Affiliated companies (cost $3,472,163)                                           3,736,250
                                  -------------------------------------------------------------------------------------------
                                  Unrealized appreciation on forward foreign currency exchange
                                   contracts--Note 5                                                              10,803,007
                                  -------------------------------------------------------------------------------------------
                                  Receivables:
                                  Investments sold                                                               344,582,872
                                  Interest, dividends and principal paydowns                                     128,208,411
                                  Shares of beneficial interest sold                                              34,256,463
                                  Closed forward foreign currency exchange contracts                                 797,256
                                  Daily variation on futures contracts--Note 6                                       215,321
                                  -------------------------------------------------------------------------------------------
                                  Other                                                                               53,899
                                  -------------------------------------------------------------------------------------------
                                  Total assets                                                                 8,104,453,158

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES                       Bank overdraft                                                                   1,290,909
                                  -------------------------------------------------------------------------------------------
                                  Unrealized depreciation on forward foreign currency exchange
                                  contracts--Note 5                                                                1,385,420
                                  -------------------------------------------------------------------------------------------
                                  Options written, at value (premiums received $3,423,876)--
                                  see accompanying statement--Note 7                                               3,378,417
                                  -------------------------------------------------------------------------------------------
                                  Payables and other liabilities:
                                  Investments purchased (including $1,060,863,256 purchased on a
                                  when-issued basis)--Note 1                                                   1,103,803,574
                                  Shares of beneficial interest redeemed                                          21,523,599
                                  Dividends                                                                       15,374,331
                                  Distribution and service plan fees                                               4,207,853
                                  Closed forward foreign currency exchange contracts                               1,158,904
                                  Transfer and shareholder servicing agent fees                                      783,044
                                  Daily variation on futures contracts--Note 6                                       554,499
                                  Other                                                                            1,759,184
                                                                                                              ---------------
                                  Total liabilities                                                            1,155,219,734

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                    $6,949,233,424
                                                                                                              ---------------
                                                                                                              ---------------

-----------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF                    Paid-in capital                                                             $7,135,375,302
NET ASSETS                        --------------------------------------------------------------------------------------------
                                  Undistributed net investment income                                              6,358,441
                                  -------------------------------------------------------------------------------------------
                                  Accumulated net realized loss on investments and foreign currency
                                   transactions                                                                 (195,937,401)
                                  -------------------------------------------------------------------------------------------
                                  Net unrealized appreciation on investments and translation of assets
                                  and liabilities denominated in foreign currencies                                3,437,082
                                                                                                              ---------------
                                  Net assets                                                                  $6,949,233,424
                                                                                                              ---------------
                                                                                                              ---------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                   Class A Shares:
PER SHARE                         Net asset value and redemption price per share (based on net assets of $3,680,816,928 and 766,130,601 shares of beneficial interest
                                  outstanding)                                                                         $4.80
                                  Maximum offering price per share (net asset value plus sales charge
                                  of 4.75% of offering price)                                                          $5.04
                                  -------------------------------------------------------------------------------------------
                                  Class B Shares:
                                  Net asset value, redemption price and offering price per share
                                  (based on net assets of $2,977,474,474 and 618,447,595 shares of
                                  beneficial interest outstanding)                                                     $4.81
                                  -------------------------------------------------------------------------------------------
                                  Class C Shares:
                                  Net asset value, redemption price and offering price per share (based on net assets of $290,942,022 and 60,612,491 shares of beneficial interest
                                  outstanding)                                                                         $4.80


                                  See accompanying Notes to Financial Statements.

                                  29  Oppenheimer Strategic Income Fund


                                  STATEMENT OF OPERATIONS   For the Six Months Ended March 31, 1997 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME                Interest (net of foreign withholding taxes of $431,395)                       $322,908,749
                                  -------------------------------------------------------------------------------------------
                                  Dividends                                                                        5,311,638
                                                                                                                -------------
                                  Total income                                                                   328,220,387
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES                          Distribution and service plan fees--Note 4:
                                  Class A                                                                          4,471,996
                                  Class B                                                                         13,975,009
                                  Class C                                                                          1,146,713
                                  -------------------------------------------------------------------------------------------
                                  Management fees--Note 4                                                         17,585,362
                                  -------------------------------------------------------------------------------------------
                                  Transfer and shareholder servicing agent fees--Note 4                            3,763,033
                                  -------------------------------------------------------------------------------------------
                                  Shareholder reports                                                                789,802
                                  -------------------------------------------------------------------------------------------
                                  Custodian fees and expenses                                                        487,022
                                  -------------------------------------------------------------------------------------------
                                  Registration and filing fees:
                                  Class B                                                                            122,177
                                  Class C                                                                             35,750
                                  -------------------------------------------------------------------------------------------
                                  Trustees' fees and expenses                                                         49,007
                                  -------------------------------------------------------------------------------------------
                                  Other                                                                              191,512
                                                                                                                 ------------
                                  Total expenses                                                                  42,617,383
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                            285,603,004

------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED           Net realized gain (loss) on:
GAIN (LOSS)                       Investments (including premiums on options exercised)                           73,377,276
                                  Closing of futures contracts                                                   (20,542,519)
                                  Closing and expiration of options written--Note 7                               11,349,835
                                  Foreign currency transactions                                                   30,874,034
                                                                                                                 ------------
                                  Net realized gain                                                               95,058,626

                                  -------------------------------------------------------------------------------------------
                                  Net change in unrealized appreciation or depreciation on:
                                  Investments                                                                   (119,267,656)
                                  Translation of assets and liabilities denominated in foreign currencies        (45,467,421)
                                                                                                               --------------
                                  Net change                                                                    (164,735,077)
                                                                                                               --------------
                                  Net realized and unrealized loss                                               (69,676,451)

-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                            $215,926,553
                                                                                                               -------------
                                                                                                               -------------
                                  See accompanying Notes to Financial Statements.


                                  30  Oppenheimer Strategic Income Fund


                                  STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                SIX MONTHS ENDED     YEAR ENDED
                                                                                                MARCH 31, 1997       SEPTEMBER 30,
                                                                                                (UNAUDITED)          1996
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                        Net investment income                                          $285,603,004        $499,559,590
                                  --------------------------------------------------------------------------------------------------
                                  Net realized gain                                                95,058,626          43,346,428
                                  --------------------------------------------------------------------------------------------------
                                  Net change in unrealized appreciation or depreciation          (164,735,077)        139,093,599
                                                                                               --------------      --------------
                                  Net increase in net assets resulting from operations            215,926,553         681,999,617
                                  --------------------------------------------------------------------------------------------------
DIVIDENDS AND                     Dividends from net investment income:
DISTRIBUTIONS TO                  Class A                                                        (155,190,337)       (288,582,659)
SHAREHOLDERS                      Class B                                                        (108,471,703)       (175,634,637)
                                  Class C                                                          (8,893,792)         (8,327,086)
                                  --------------------------------------------------------------------------------------------------
                                  Tax return of capital distribution:
                                  Class A                                                                  --         (11,371,215)
                                  Class B                                                                  --          (8,353,085)
                                  Class C                                                                  --            (562,714)
------------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST               Net increase in net assets resulting from beneficial
TRANSACTIONS                      interest
                                  transactions--Note 2:
                                  Class A                                                         182,456,600         197,278,497
                                  Class B                                                         412,359,228         568,088,963
                                  Class C                                                         119,902,048         103,676,464

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                        Total increase                                                  658,088,597       1,058,212,145
                                  -------------------------------------------------------------------------------------------------
                                  Beginning of period                                           6,291,144,827       5,232,932,682
                                                                                               --------------      --------------
                                  End of period [including undistributed (overdistributed)
                                  net investment income of $6,358,441 and $(6,688,731),
                                  respectively]                                                $6,949,233,424      $6,291,144,827
                                                                                               --------------      --------------
                                                                                               --------------      --------------
                                  See accompanying Notes to Financial Statements.


                                  31  Oppenheimer Strategic Income Fund


FINANCIAL HIGHLIGHTS

                                                      CLASS A
                                                      -----------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                      MARCH 31, 1997     YEAR ENDED SEPTEMBER 30,
                                                      (UNAUDITED)        1996      1995     1994      1993      1992
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                       $4.84          $4.68     $4.75     $5.21     $5.07     $5.01
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .22            .44       .41       .45       .48       .46
Net realized and unrealized gain (loss)                     (.05)           .15      (.03)     (.35)      .17       .14
                                                          ------          -----    ------    ------     -----     -----
Total income from investment operations                      .17            .59       .38       .10       .65       .60
-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.21)          (.41)     (.41)     (.43)     (.50)     (.46)
Distributions from net realized gain                          --             --      (.01)       --      (.01)     (.08)
Distributions in excess of net realized gain                  --             --        --      (.12)       --        --
Tax return of capital distribution                            --           (.02)     (.03)     (.01)       --        --
                                                          ------         ------    ------    ------    ------    ------
Total dividends and distributions to shareholders           (.21)          (.43)     (.45)     (.56)     (.51)     (.54)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $4.80          $4.84     $4.68     $4.75     $5.21     $5.07
                                                          ------         ------    ------    ------    ------    ------
                                                          ------         ------    ------    ------    ------    ------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                         3.47%         13.06%     8.62%     1.85%    13.30%    12.56%

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                   $3,681         $3,526    $3,219    $3,143    $2,754    $1,736
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                          $3,656         $3,340    $3,085    $3,082    $2,107    $1,084
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       8.91%(4)       9.09%     9.63%     8.72%     9.78%     9.39%
Expenses                                                    0.93%(4)       0.97%     0.99%     0.95%     1.09%     1.16%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                  47.9%         104.8%    141.5%    119.0%    148.6%    208.2%


1. For the period from May 26, 1995 (inception of offering) to September 30,1995.
2. For the period from November 30, 1992 (inception of offering) to September 30, 1993.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.



                                 32  Oppenheimer Strategic Income Fund


                                                      CLASS B
                                                      -------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                      MARCH 31, 1997      YEAR ENDED SEPTEMBER 30,
                                                      (UNAUDITED)         1996       1995      1994       1993(2)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA:
Net asset value, beginning of period                     $4.85             $4.69      $4.76     $5.22      $4.89
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .20               .40        .37       .42        .36
Net realized and unrealized gain (loss)                   (.05)              .15       (.03)     (.36)       .34
                                                        ------            ------     ------     ------     ------
Total income from investment operations                    .15               .55        .34       .06        .70
-------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      (.19)             (.37)      (.37)     (.39)      (.36)
Distributions from net realized gain                        --                --       (.01)       --       (.01)
Distributions in excess of net realized gain                --                --         --      (.12)        --
Tax return of capital distribution                          --              (.02)      (.03)     (.01)        --
                                                        ------            ------     ------     ------    ------
Total dividends and distributions to shareholders         (.19)             (.39)      (.41)     (.52)      (.37)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $4.81             $4.85      $4.69     $4.76      $5.22
                                                        ------            ------     ------     ------     ------
                                                        ------            ------     ------     ------     ------
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                       3.07%            12.19%      7.79%     1.07%     13.58%

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                 $2,977            $2,590     $1,947    $1,586       $695
-------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                        $2,813            $2,250     $1,711    $1,236       $276
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     8.13%(4)          8.30%      8.83%     7.90%      8.13%(4)
Expenses                                                  1.69%(4)          1.72%      1.75%     1.71%      1.80%(4)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                47.9%            104.8%     141.5%    119.0%     148.6%




                                                      CLASS C
                                                      ---------------------------------------------
                                                      SIX MONTHS ENDED
                                                      MARCH 31, 1997       YEAR ENDED SEPTEMBER 30,
                                                      (UNAUDITED)          1996          1995(1)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                    $4.83              $4.68          $4.68
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .19                .38            .13
Net realized and unrealized gain (loss)                  (.03)               .16            .01
                                                       ------             ------          -----
Total income from investment operations                   .16                .54            .14
---------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.19)              (.37)          (.12)
Distributions from net realized gain                       --                --            (.01)
Distributions in excess of net realized gain               --                --             --
Tax return of capital distribution                         --               (.02)          (.01)
                                                       ------             ------          -----
Total dividends and distributions to shareholders        (.19)              (.39)          (.14)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                          $4.80              $4.83          $4.68
                                                       ------             ------          -----
                                                       ------             ------          -----
---------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                     3.28%              11.96%          3.09%

---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                  $291               $175            $67
---------------------------------------------------------------------------------------------------
Average net assets (in millions)                         $231               $110            $24
---------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 8.04%(4)              8.18%          8.28%(4)
Expenses                                              1.71%(4)              1.74%          2.02%(4)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                              47.9%              104.8%         141.5%



4. Annualized.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1997 were $4,051,911,085 and $3,308,701,502, respectively. For the years ended September 30, 1995 and 1994, purchases and sales of investment securities included mortgage "dollar-rolls."
See accompanying Notes to Financial Statements.

                             33  Oppenheimer Strategic Income Fund

                             NOTES TO FINANCIAL STATEMENTS   (Unaudited)

--------------------------------------------------------------------------------
1.  SIGNIFICANT              Oppenheimer Strategic Income Fund (the Fund) is a
    ACCOUNTING POLICIES      separate series of Oppenheimer Strategic Income
                             Fund, a diversified, open-end management investment company registered under the Investment
                             Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in debt securities in U.S. government, foreign and lower-rated corporate bonds and by writing covered call options on them. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager).
                             The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class
                             B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

                             ---------------------------------------------------
                             INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

                             ---------------------------------------------------
                             SECURITIES PURCHASED ON A WHEN-ISSUED BASIS.
                             Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of March 31, 1997, the Fund had entered into outstanding when-issued or forward commitments of $1,060,863,256.
                                      In connection with its ability to purchase
                             securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

                             ---------------------------------------------------
                             SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At March 31, 1997, securities with an aggregate market value of $2,008,500, representing 0.03% of the Fund's net assets, were in default.

                             ---------------------------------------------------
                             FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S.
                             dollars. Prices of securities denominated in foreign currencies are translated into U.S.
                             dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
                                  The effect of changes in foreign currency
                             exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                             34 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
1.   SIGNIFICANT             REPURCHASE AGREEMENTS. The Fund requires the
     ACCOUNTING POLICIES     custodian to take possession, to have legally
     (CONTINUED)             segregated in the Federal Reserve Book Entry
                             System or to have segregated within the
                             custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

                             ---------------------------------------------------
                             ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                             ---------------------------------------------------
                             FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue
                             Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

                             ---------------------------------------------------
                             DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

                             ---------------------------------------------------
                             CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain
                             (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain was recorded by the Fund.

                             ---------------------------------------------------
                             OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
                                      The preparation of financial statements in
                             conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             35  Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
2.  SHARES OF                The Fund has authorized an unlimited number of no
   BENEFICIAL INTEREST       par value shares of beneficial interest of each
                             class. Transactions in shares of beneficial interest were as follows:


                                                SIX MONTHS ENDED MARCH 31, 1997        YEAR ENDED SEPTEMBER 30, 1996
                                                -------------------------------        ---------------------------------
                                                SHARES            AMOUNT               SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                             98,223,090      $  480,733,873         161,911,012      $  769,839,764
Dividends and distributions reinvested           21,170,798         103,592,232          42,307,227         201,403,712
Issued in connection with the acquisition
of Quest for Value Global Income
Fund--Note 9                                             --                  --             970,667           4,571,842
Redeemed                                        (82,154,929)       (401,869,505)       (163,843,683)       (778,536,821)
                                               ------------      --------------        ------------      --------------
Net increase                                     37,238,959      $  182,456,600          41,345,223      $  197,278,497
                                               ------------      --------------        ------------      --------------
                                               ------------      --------------        ------------      --------------

------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                            108,480,414      $  531,983,658         164,417,334      $  783,491,575
Dividends and distributions reinvested           12,509,416          61,331,691          21,799,243         103,961,398
Issued in connection with the acquisition
of Quest for Value Global Income
Fund--Note 9                                             --                  --             280,096           1,322,051
Redeemed                                        (36,901,828)       (180,956,121)        (67,336,963)       (320,686,061)
                                               ------------      --------------        ------------      --------------
Net increase                                     84,088,002      $  412,359,228         119,159,710      $  568,088,963
                                               ------------      --------------        ------------      --------------
                                               ------------      --------------        ------------      --------------

------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                             28,172,096      $  137,775,948          25,473,363      $  121,173,723
Dividends and distributions reinvested            1,245,837           6,092,183           1,255,765           5,978,489
Issued in connection with the acquisition of
Quest for Value Global Income
Fund--Note 9                                             --                  --              36,170             170,362
Redeemed                                         (4,906,097)        (23,966,083)         (4,978,579)        (23,646,110)
                                               ------------      --------------        ------------      --------------
Net increase                                     24,511,836      $  119,902,048          21,786,719      $  103,676,464
                                               ------------      --------------        ------------      --------------
                                               ------------      --------------        ------------      --------------




--------------------------------------------------------------------------------
3.  UNREALIZED GAINS AND     At March 31, 1997, net unrealized depreciation on
    LOSSES ON INVESTMENTS    investments and options written of $9,016,325 was
                             composed of gross appreciation of $153,583,514, and gross depreciation of $162,599,839.

--------------------------------------------------------------------------------
4.  MANAGEMENT FEES AND      Management fees paid to the Manager were in
    OTHER TRANSACTIONS       accordance with the investment advisory agreement
    WITH AFFILIATES          with the Fund which provides for a fee of 0.75% of
                             the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next
                             $200 million, 0.60% of the next $200 million and 0.50% of the net assets in excess of $1 billion.
                                      For the six months ended March 31, 1997,
                             commissions (sales charges paid by investors) on sales of Class A shares totaled $9,890,226, of which $3,011,916 was retained by OppenheimerFunds
                             Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's
                             Class B and Class C shares totaled $20,224,388 and
                             $1,327,430, of which $602,337 and $37,093,
                             respectively, was paid to an affiliated
                             broker/dealer. During the six months ended March
                             31, 1997, OFDI received contingent deferred sales charges of $3,130,009 and $73,359, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
                                       OppenheimerFunds Services (OFS), a
                             division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.


                             36  Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
4.  MANAGEMENT FEES          The Fund has adopted a Service Plan for Class A
    AND OTHER TRANSACTIONS   shares to reimburse OFDI for a portion of its
    WITH AFFILIATES          costs incurred in connection with the personal
    (CONTINUED)              service and maintenance of accounts that hold
                             Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1997, OFDI paid $311,793 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.
                                       The Fund has adopted a reimbursement type
                             Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold
                             Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the six months ended March
                             31, 1997, OFDI paid $78,628 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $11,521,964 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of March 31, 1997, OFDI had incurred unreimbursed expenses of $99,866,541 for Class B.
                                       The Fund has adopted a compensation type
                             Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold
                             Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the six months ended March
                             31, 1997, OFDI paid $13,307 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained
                             $782,414 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of March 31, 1997,
                             OFDI had incurred unreimbursed expenses of $4,126,971 for Class C.

--------------------------------------------------------------------------------
5.   FORWARD CONTRACTS       A forward foreign currency exchange contract
                             (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.
                                       The Fund uses forward contracts to seek
                             to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk.
                             The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.
                                      Forward contracts are valued based on the
                             closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.
                                      Securities held in segregated accounts to
                             cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                             37  Oppenheimer Strategic Income Fund

                             NOTES TO FINANCIAL STATEMENTS (Unaudited)
                             (Continued)

--------------------------------------------------------------------------------
5.  FORWARD CONTRACTS        Risks include the potential inability of the
    (CONTINUED)              counterparty to meet the terms of the contract and
                             unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

                             At March 31, 1997, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                                      CONTRACT AMOUNT     VALUATION AS OF        UNREALIZED          UNREALIZED
CONTRACTS TO PURCHASE            EXPIRATION DATES     (000s)              MARCH 31, 1997         APPRECIATION        DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------------
New Zealand Dollar (NZD)         4/7/97                    20,435 NZD       $  14,196,007       $          --       $       8,261
                                                                            -------------       -------------       -------------
                                                                            -------------


CONTRACTS TO SELL
----------------------------------------------------------------------------------------------------------------------------------
Canadian Dollar (CAD)            4/14/97--5/23/97         352,635 CAD       $ 255,547,606       $   5,313,019       $          --
French Franc (FRF)               4/28/97                  160,165 FRF          28,583,613             532,002                  --
New Zealand Dollar (NZD)         4/4/97--4/14/97          127,191 NZD          88,350,254           1,008,430                  --
Swiss Franc (CHF)                4/7/97--7/2/97           344,636 CHF         240,642,359           3,949,556           1,377,159
                                                                            -------------       -------------       -------------
                                                                            $ 613,123,832          10,803,007           1,377,159
                                                                            -------------       -------------       -------------
                                                                            -------------
Total Unrealized Appreciation and Depreciation                                                  $  10,803,007       $   1,385,420
                                                                                                -------------       -------------
                                                                                                -------------       -------------

--------------------------------------------------------------------------------
6.  FUTURES CONTRACTS        The Fund may buy and sell interest rate futures
                             contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
                                      The Fund generally sells futures contracts
                             to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
                                       Upon entering into a futures contract,
                             the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value.
                             Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
                                       Securities held in collateralized
                             accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and
                             Liabilities reflects a receivable or payable for the daily mark to market for variation margin.
                                       Risks of entering into futures contracts
                             (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                             At March 31, 1997, the Fund had outstanding futures contracts to sell debt securities as follows:


                                  EXPIRATION   NUMBER OF             VALUATION AS OF        UNREALIZED
                                  DATES        FUTURES CONTRACTS     MARCH 31, 1997         APPRECIATION
---------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 2 yr.         6/97            254                $    51,974,750        $    157,438
U.S. Treasury Nts., 5 yr.         6/97            348                     36,295,313             352,938
U.S. Treasury Nts., 10 yr.        6/97            131                     13,820,501              20,470
U.S. Treasury Bonds, 30 yr.       6/97            930                     99,713,438           1,317,656
French Government Bonds, 10 yr.   6/97          1,409                    160,538,605           1,953,042
                                                                     ---------------        ------------
                                                                     $   362,342,607        $  3,801,544
                                                                     ---------------        ------------
                                                                     ---------------        ------------



                             38  Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
7.  OPTION ACTIVITY          The Fund may buy and sell put and call options, or
                             write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
                                       The Fund generally purchases put options
                             or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
                                       Options are valued daily based upon the
                             last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
                                       Securities designated to cover
                             outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
                                       The risk in writing a call option is that
                             the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                             Written option activity for the six months ended March 31, 1997 was as follows:


                                                CALL OPTIONS                            PUT OPTIONS
                                                -------------------------------         -------------------------------
                                                NUMBER             AMOUNT               NUMBER             AMOUNT
                                                OF OPTIONS         OF PREMIUMS          OF OPTIONS         OF PREMIUMS
------------------------------------------------------------------------------------------------------------------------
Options outstanding at September 30, 1996       236,465,210        $  1,790,304          14,230,476        $    722,937
------------------------------------------------------------------------------------------------------------------------
Options written                                 958,483,797          10,791,249         265,639,635           3,803,973
------------------------------------------------------------------------------------------------------------------------
Options closed or expired                      (896,238,601)         (9,636,633)        (14,392,534)         (3,092,546)
------------------------------------------------------------------------------------------------------------------------
Options exercised                              (123,587,325)           (955,408)                 --                  --
                                               ------------        ------------         -----------        ------------
Options outstanding at March 31, 1997           175,123,081        $  1,989,512         265,477,577        $  1,434,364
                                               ------------        ------------         -----------        ------------
                                               ------------        ------------         -----------        ------------


                             39  Oppenheimer Strategic Income Fund

                             NOTES TO FINANCIAL STATEMENTS   (Unaudited)
                             (Continued)

--------------------------------------------------------------------------------
8.  ILLIQUID AND             At September 30, 1996, investments in securities
    RESTRICTED SECURITIES    included issues that are illiquid or restricted.
                             Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at March 31, 1997 was $620,089,285, which represents
                             8.92% of the Fund's net assets. Information concerning restricted securities is as follows:


                                                                                              VALUATION
                                                                                              PER UNIT AS OF
SECURITY                                               ACQUISITION DATES      COST PER UNIT   MARCH 31, 1997
--------------------------------------------------------------------------------------------------------------
BONDS
Arizona Charlie's, Inc., 12% First Mtg.
Nts., Series A, 11/15/00                                11/18/93--12/9/93          100.00%              68.00%
--------------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First
Mtg. Nts., Series A, 11/15/00                           11/18/93--12/17/93          95.98               71.00
--------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02                4/14/92                    100.00              110.50
--------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99        5/15/95                    110.05              117.04
--------------------------------------------------------------------------------------------------------------
Transpower Finance Ltd. Gtd. Unsec. Unsub.
Bonds, 8%, 2/15/01                                      5/17/96                     70.01               68.83
--------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Debs., Banco
Venezuela TCI, Zero Coupon, 6.13%, 12/13/98             7/13/93--7/15/93            72.64               89.00

STOCKS AND WARRANTS
--------------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00                    11/18/93--12/9/93      $     2.10           $     .25
--------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.                                        4/14/92                  1,000.00            1,005.00
--------------------------------------------------------------------------------------------------------------
Omnipoint Corp.                                         11/29/95                    16.00                9.26
--------------------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00                        11/29/95                       --                9.26
--------------------------------------------------------------------------------------------------------------
Triangle Wire & Cable, Inc.                             5/2/94                       9.50                1.00


--------------------------------------------------------------------------------
9.  ACQUISITION OF           On November 24, 1995, the Fund acquired all
    QUEST FOR VALUE          of the net assets of Quest for Value Global Income
    GLOBAL INCOME FUND       Fund, pursuant to an Agreement and Plan of
                             Reorganization approved by the Quest for Value
                             Global Income Fund shareholders on November 16,
                             1995. The Fund issued 970,667, 280,096 and 36,170
                             shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $4,571,842, $1,322,051 and $170,362 in exchange for the net assets, resulting in combined Class A net assets of $3,267,253,290, Class B net assets of $2,032,945,347 and Class C net assets of $75,252,729 on November 24, 1995. The net assets acquired included net unrealized appreciation of $338,553. The exchange qualifies as a tax-free reorganization for federal income tax purposes.


                             40  Oppenheimer Strategic Income Fund

                             OPPENHEIMER STRATEGIC INCOME FUND
                             A SERIES OF OPPENHEIMER STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES        James C. Swain, Chairman and Chief Executive
                               Officer
                             Bridget A. Macaskill, President
                             Robert G. Avis, Trustee
                             William A. Baker, Trustee
                             Charles Conrad, Jr., Trustee
                             Raymond J. Kalinowski, Trustee
                             C. Howard Kast, Trustee
                             Robert M. Kirchner, Trustee
                             Sam Freedman, Trustee
                             Ned M. Steel, Trustee
                             George C. Bowen, Vice President, Treasurer and
                               Assistant Secretary
                             Andrew J. Donohue, Vice President and Secretary
                             David P. Negri, Vice President
                             Arthur P. Steinmetz, Vice President
                             Robert J. Bishop, Assistant Treasurer
                             Scott T. Farrar, Assistant Treasurer
                             Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
INVESTMENT ADVISER           OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
DISTRIBUTOR                  OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER     OppenheimerFunds Services
SERVICING AGENT


--------------------------------------------------------------------------------
CUSTODIAN OF                 The Bank of New York
PORTFOLIO SECURITIES


--------------------------------------------------------------------------------
INDEPENDENT AUDITORS         Deloitte & Touche LLP

--------------------------------------------------------------------------------
LEGAL COUNSEL                Myer, Swanson, Adams & Wolf, P.C.

                             The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Strategic Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Strategic Income Fund. For material information concerning the Fund, see the Prospectus.
                             Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                             41   Oppenheimer Strategic Income Fund

                             OPPENHEIMERFUNDS FAMILY

--------------------------------------------------------------------------------
                             OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.
                                       When you invest with OppenheimerFunds,
                             you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.
                                       At OppenheimerFunds we don't charge a fee
                             to exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover.
                             As always, please read the prospectus carefully before you invest.

------------------------------------------------------------------------------------------------------
REAL ASSET FUNDS             Real Asset Fund                    Gold & Special Minerals Fund
------------------------------------------------------------------------------------------------------
STOCK FUNDS                  Developing Markets Fund            Growth Fund
                             Global Emerging Growth Fund        Global Fund
                             Enterprise Fund(2)                 Quest Global Value Fund
                             International Growth Fund          Disciplined Value Fund
                             Discovery Fund                     Oppenheimer Fund
                             Quest Small Cap Value Fund         Value Stock Fund
                             Capital Appreciation Fund(3)       Quest Value Fund


------------------------------------------------------------------------------------------------------

STOCK & BOND FUNDS           Main Street Income & Growth Fund   Equity Income Fund
                             Quest Opportunity Value Fund       Disciplined Allocation Fund
                             Total Return Fund                  Multiple Strategies Fund(4)
                             Quest Growth & Income Value Fund   Strategic Income & Growth Fund
                             Global Growth & Income Fund        Bond Fund for Growth

------------------------------------------------------------------------------------------------------
BOND FUNDS                   International Bond Fund            Bond Fund
                             High Yield Fund                    U.S. Government Trust
                             Champion Income Fund               Limited-Term Government Fund
                             Strategic Income Fund

------------------------------------------------------------------------------------------------------
MUNICIPAL FUNDS              California Municipal Fund(5)       Insured Municipal Fund
                             Florida Municipal Fund(5)          Intermediate Municipal Fund
                             New Jersey Municipal Fun(5)
                             New York Municipal Fund(5)         ROCHESTER DIVISION
                             Pennsylvania Municipal Fund(5)     Rochester Fund Municipals
                             Municipal Bond Fund                Limited Term New York Municipal Fund

------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS(6)        Money Market Fund                  Cash Reserves

------------------------------------------------------------------------------------------------------
LIFESPAN                     Growth Fund                        Income Fund
                             Balanced Fund
------------------------------------------------------------------------------------------------------


                             1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

                             2. Effective 4/1/96, the Fund is closed to new investors.

                             3. On 12/18/96, the Fund's name was changed from "Target Fund."

                             4. On 3/6/97, the Fund's name was changed from "Asset Allocation Fund."

                             5. Available only to investors in certain states.

                             6. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

                             Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two
                             World Trade Center, New York, NY 10048-0203. -C- Copyright 1997
                             OppenheimerFunds, Inc. All rights reserved.

                             42   Oppenheimer Strategic Income Fund

                            (THIS PAGE LEFT BLANK INTENTIONALLY)

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions
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TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RS0230.001.0397       May 31, 1997

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"HOW MAY I HELP YOU?"

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     And when you need help, our Customer Service Representatives are only a
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handle administrative requests. You can reach them at our General Information
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     When you want to make a transaction, you can do it easily by calling our
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convenient service that ''links'' your Oppenheimer funds accounts and your bank
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     For added convenience, you can get automated information with
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PhoneLink gives you access to a variety of fund, account, and market
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     You can count on us whenever you need assistance. That's why the
International Customer Service Association, an independent, nonprofit
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     So call us today--we're here to help.

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